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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                                                  EXHIBIT 10.53



                   LICENSE AND SOFTWARE DISTRIBUTION AGREEMENT

         This License and Software Distribution Agreement is made and entered into effective as of April 25, 1996 (the "EFFECTIVE DATE") by and between HNC Software Inc., a Delaware corporation ("HNC"), and Infoseek Corporation, a California corporation ("INFOSEEK").

                                    RECITALS

         A. HNC develops and distributes proprietary software for use in analyzing, modeling, and making predictions from information content.

         B. The parties desire to enter into this Agreement in order to allow INFOSEEK and its customers to use the HNC software known commercially as SelectCast(TM) (as customized by HNC for the INFOSEEK System) pursuant to a license granted by HNC.

         NOW, THEREFORE, in consideration of the mutual agreements and obligations contained herein, the parties agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth herein:

         1.1 "ACCEPTANCE CERTIFICATE" means a certificate substantially in the form of Exhibit B.

         1.2 "ACCEPTANCE CRITERIA" means the criteria mutually determined and agreed upon by HNC and INFOSEEK which describe the level and standards of functionality and performance of the HNC Software that the parties agree shall establish prima facie that the HNC Software is performing in accordance with its Documentation and Specifications. INFOSEEK and HNC shall document the Acceptance Criteria in writing prior to HNC's Delivery of the HNC Software to INFOSEEK.

         1.3 "ACCEPTANCE DATE" means the date defined as the "Acceptance Date" in Section 3.3.

         1.4 This "AGREEMENT" means this License and Software Distribution Agreement between INFOSEEK and HNC, as it may be amended from time to time by a writing signed by authorized representatives of both HNC and INFOSEEK.

         1.5 "BUSINESS DAY" means any calendar day other than a Saturday or Sunday and those national holidays then recognized by INFOSEEK which, as of the Effective Date of this Agreement are: New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day and Christmas Day. All times referenced in this Agreement will be Pacific Time.

         1.6    "CONFIDENTIAL INFORMATION" has the meaning set forth in Section
11.1.

         1.7 "DELIVERY" means that date upon which HNC provides a copy of a Version of the HNC Software (as tested by HNC as provided in Section 3.3) to a representative of INFOSEEK.


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CONFIDENTIAL AND PROPRIETARY INFORMATION




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         1.8     "DESIGNATED SYSTEM" means a computer system (including a system that utilizes client servers or a distributed network environment) located in the Territory that is (i) compatible with a system described in the Documentation or the Specifications and (ii) owned or controlled by INFOSEEK or an INFOSEEK Client (as defined below).

         1.9 "DOCUMENTATION" means the human readable user manuals, and related written materials provided by HNC that describe the use, functionality, output and/or other characteristics of the HNC Software or guidance regarding proper Use of the HNC Software, which shall conform to industry end user documentation standards.

         1.10 "FULL SUBLICENSEE" means an INFOSEEK Client who receives a sublicense of all of INFOSEEK's rights under this Agreement through an INFOSEEK Client Contract which includes significant additional services and/or software provided by INFOSEEK.

         1.11 "INFOSEEK CLIENT" means an entity which has entered into a contractual relationship, with INFOSEEK or a Full Sublicensee, for the purpose of securing a sublicense of all or some of the HNC Software.

         1.12 "INFOSEEK CLIENT CONTRACT" means a set of contractual terms and conditions which maintain the substance of those set forth in Exhibit C.

         1.13 "INFOSEEK SOFTWARE AND DATA" means the source code, object code, microcode, data and documentation licensed, owned and/or developed by INFOSEEK and executing on INFOSEEK computer systems which is used by INFOSEEK in conjunction with the HNC Software provided that (i) the "INFOSEEK Software" includes only the portion of the foregoing that is the process, source and
*object code and all documentation [  ] by INFOSEEK and [  ] for [    ] and [  ]
*an Advertising Server System [  ] data processing system and (ii) the "INFOSEEK
 Data" includes only the portion of the foregoing that is information provided
*to HNC for the purpose of [        ] to [  ] in [        ].

*        1.14    "HNC SOFTWARE" means the [    ] of HNC's proprietary SelectCast
*System to be [        ] to this Agreement as more fully described in Exhibit A.
*The term "HNC Software" includes the [       ] for the HNC Software, [       ]
*of the HNC Software that INFOSEEK [       ] to License from HNC pursuant to
*[   ] of this Agreement. HNC agrees that HNC Software will [       ] the
*SelectCast System (which will be [       ] of the HNC Software) and will be
*HNC's [   ] Advertising Server System.

         1.15 "INTELLECTUAL PROPERTY" means, collectively, patents, copyrights, trademarks, trade names, trade secrets, and other proprietary and intellectual property rights.

         1.16 "LICENSE" means the license rights granted by HNC to INFOSEEK in Article 2 of this Agreement with respect to the HNC Software.

         1.17 "NEW VERSION" means any version of the HNC Software subsequent to the version initially licensed to INFOSEEK hereunder, including any replacements, enhancements, updates, fixes, or other changes made by or for HNC
*to the HNC Software during the Term (as defined below). [                    ].


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*        1.18     [                   ] means a software based system for
*[                ] content on Internet as directed by [                      ]
*that [                        ] to on-line advertising.

         1.19 "SELECTCAST SYSTEM" means the commercial HNC software products currently known by the SelectCast name, as more fully described in Exhibit A.

         1.20     "SPECIFICATIONS" means the functional and operational
*descriptions and performance standards applicable to the [                  ].

         1.21     "TERM" has the meaning set forth in Section 16.1.

         1.22     "TERRITORY" means the geographic area comprised of the
*countries of the [                                      ]. Within the one-year
 period from initial System Acceptance, HNC and INFOSEEK agree to extend the Territory through an INFOSEEK-provided attachment to this Agreement which documents a) a significant INFOSEEK or Full Sublicensee presence in the new geographic area; and b) the availability, or INFOSEEK's agreement to support the development (under Section 10.1), of a local language version of the HNC Software. After the one-year period, the parties agree to meet every six months to discuss plans for Territory expansion.

         1.23 "TERRITORY PATENT" means a patent issued by the applicable patent authorities of a country in the Territory.

*        1.24     [         ] means [               ] content in a [          ]
 location on the Internet.

*        1.25     [                ] means a client which has contracted with a
*[                 ] of advertising (such as INFOSEEK) to [               ]
*content on the [                 ] Internet site.

         1.26.    "TRIGGERING EVENT" has the meaning set forth in Section 17.2.

         1.27 "USE" means to load, execute, employ, utilize, store, display, distribute or copy any machine readable portion of software or data or to make use of any documentation or related materials in connection with the execution of any machine readable portion of software or data.

         1.28 "VERSION" refers, as applicable, to the initial version of the HNC Software delivered hereunder and to each New Version that INFOSEEK elects to have installed on the Designated System as provided in Section 4.1 and that does not become a Rejected New Version.

*        1.29     [           ] refers to a [          ] representation of the
*Infoseek [   ] which is not capable of being [            ] into such [   ].

                                    ARTICLE 2

                 HNC SOFTWARE LICENSE; EXCLUSIVELY PERIOD; TERM;
                            DISTRIBUTION BY INFOSEEK;
                          INTELLECTUAL PROPERTY RIGHTS

         2.1 Grant of License. Subject to the terms and conditions of this Agreement, HNC hereby grants to INFOSEEK, effective during the Term (as defined
*in Section 16.1), [            ] (except as



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*provided in Section [   ]), [   ] (except as permitted by Section [    ])
*license to: (a) Use the HNC Software only in [       ], only in the [      ],
*only on [      ] defined in this Agreement, solely [      ] of INFOSEEK and
*INFOSEEK Clients and solely for the purpose of [        ] of the HNC Software
*in connection with [      ] of INFOSEEK, INFOSEEK Clients or INFOSEEK [      ]
*on the Internet; (b) use the [       ]; and (c) to [      ] Licensed INFOSEEK
*Clients to (i) do [      ] of the same, and (ii) Use HNC Software for [      ]
*both in and outside of the [     ], provided that an INFOSEEK [      ] may not
*create a [      ]. [      ] has [      ] any license to Use, utilize or
*sublicense the [   ] in any manner that would apply any function of the [     ]
*for [        ], and [         ] agrees with [     ] not to Use, utilize
*or apply the [     ] in any manner that would apply any function of the [     ]
*for [     ] in support of the [       ]. As used herein, a [       ] means an
*[   ] who executes either an [    ] Contract or another written agreement with
*[    ] that binds such [   ] to observe terms and conditions which maintain the
*substance of those set forth in [     ]. Except for agents or contractors of
*[    ] and [     ] who Use the [     ] in accordance with this Agreement solely
*for the purpose of [       ] in [     ] its License under this Agreement in the
*performance of their duties for [     ] or [        ], [       ] will not
*permit any other person or entity to [     ]. HNC shall deliver to INFOSEEK
*[    ] of the HNC Software, and INFOSEEK may make a [    ] of [    ] of the HNC
 Software to the extent reasonably needed to enable INFOSEEK to exercise its rights under this Agreement and to follow normal backup and disaster recovery procedures.

*        2.2   [         ]. Provided that INFOSEEK makes the [       ] required
*under Article [      ], including [        ], then HNC agrees with INFOSEEK
*that, during the term of this Agreement, HNC will not: (a) [       ] to Use or
*distribute the HNC Software for the purpose of processing [       ] in Internet
*applications; (b) license any of the [       ] Parties (as defined below) to
*Use or distribute the HNC Software or any [      ]; (c) conduct [       ] of
*the HNC Software or any [     ] similar to that provided for by the terms of
*this Agreement, with any of the [       ] Parties, or (d) license to a [   ]
*Party for the benefit of a [       ] Party. As used herein, the term [       ]
 means (i) companies which maintain sites on the World Wide Web which provide
*general purpose [  ], [  ], [  ], or other collections and which provide [   ]
*to more than [       ] to such companies' Internet domains. The parties hereto
 intend that this definition of Prohibited Parties applies to companies such as
*[       ], Inc., [       ] Inc., [     ] Inc., and [       ], Inc. as of the
 Effective Date.

         2.3 Transfers. INFOSEEK may transfer the HNC Software on any Designated System to another Designated System without additional charge upon reasonable advance written notice to HNC; however if any installation work is required to be performed by HNC to effect such transfer, then INFOSEEK will pay HNC for such work on a time and materials basis at HNC's then-effective commercial labor rates.

         2.4 Protection of HNC Intellectual Property. HNC represents that the HNC Software and all associated Intellectual Property Rights arising under laws of jurisdictions in the Territory are owned by and/or licensed to HNC. INFOSEEK shall reproduce on each copy of the HNC Software the HNC copyright notice and other customary proprietary legends that were in the original copy of the HNC Software or New Version thereof supplied by HNC. INFOSEEK shall not remove or destroy any such copyright notice or other proprietary legends or markings placed upon or contained in the HNC



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Software and INFOSEEK shall include such legends or markings whenever referencing the HNC Software other than casual references. INFOSEEK agrees not to decompile, reverse engineer, disassemble, or otherwise reduce the HNC Software to a human perceivable form. Except as may be otherwise provided in this Agreement, INFOSEEK may not copy, modify, adapt, translate, rent, lease, loan, resell for profit, or create derivative works based upon, the HNC Software. No right, title, or interest in or to the HNC Software or any Intellectual Property in or related thereto is conveyed or assigned by HNC by virtue of this Agreement, except as may be expressly licensed under the terms and conditions set forth herein, except as provided for under Article 17. HNC retains and reserves all rights not expressly granted to INFOSEEK hereunder.

         2.5 Trademark Usage. During the Term, INFOSEEK and INFOSEEK Clients are licensed by HNC to use the HNC trademark "SelectCast" on a non-exclusive basis and only as is reasonably necessary or useful in connection with INFOSEEK's provision of services to INFOSEEK Clients related to the HNC Software in accordance with this Agreement and reasonable HNC trademark usage guidelines. On all marketing and external documents of INFOSEEK in which any HNC trademark appears, INFOSEEK shall insert a statement acknowledging HNC's ownership of the trademark. Nothing contained herein shall give INFOSEEK any right, title or interest whatsoever in any HNC trade name or trademark.

*        2.6   Protection of INFOSEEK Intellectual Property. INFOSEEK [       ]
*that the INFOSEEK Software and Data provided by INFOSEEK for [         ] and/or
*[          ] by INFOSEEK. HNC shall not remove or destroy any copyright notice or other proprietary legends or markings placed upon or contained in the INFOSEEK Software or Data. HNC agrees not to decompile, reverse engineer, disassemble, or otherwise reduce the INFOSEEK Software to a human perceivable form. HNC may not copy, modify, adapt, translate, rent, lease, loan, resell for profit, distribute, network, or create derivative works based upon the INFOSEEK Software, and no title or interest in the INFOSEEK Software or Data is conveyed or assigned by INFOSEEK by virtue of this Agreement.

         Infoseek shall have all right, title and ownership in all the intellectual property rights in the data and HNC will not use them in any way which violates the scope of the license granted below. INFOSEEK grants to HNC a
*non-exclusive, non-transferable, non-sublicensable license to use the [       ]
*as [     ] the HNC Software to INFOSEEK's internal system and to [     ] as
 provided elsewhere in this Agreement. Unless expressly permitted by Infoseek,
*HNC may [       ] provided that such [         ] will not be provided or used
*directly or indirectly (i) for the [         ] or other information on the
*Internet or (ii) to any [      ] Party for any purpose.

                                    ARTICLE 3

               CUSTOMIZATION, INSTALLATION, TESTING AND ACCEPTANCE

         3.1 Customization and Installation. HNC agrees to perform for INFOSEEK (with INFOSEEK's reasonably required services and cooperation) the customization and installation of the initial Version of the HNC Software according to the estimated schedule in Part 2 of Exhibit A ("INSTALLATION SCHEDULE") at a location designated by INFOSEEK. The Installation Schedule will consist of specific customization and installation milestones as described in more detail in Part 2 of Exhibit A ("INSTALLATION MILESTONES") and provides that modules of the initial Version of the HNC Software described in Exhibit A will be delivered and installed in three separate phases (each, an "INSTALLATION PHASE") as more fully described in Exhibit A hereto. To the extent not already specified in



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 Exhibit A, between the time of the implementation kickoff meeting and the release of the implementation plan for such Installation Phase, the parties will agree in writing on the identity and description of each deliverable to be delivered by HNC to INFOSEEK as part of such Installation Phase, the estimated delivery date of each such deliverable. The parties must act reasonably and in good faith in coming to any of the mutual decisions or agreements to be made. With respect to each New Version of the HNC Software that INFOSEEK elects to have installed on the Designated System as provided in Section 4. 1, the parties shall agree in writing on a customization and installation schedule for such New Version (each a "NEW SCHEDULE") and the terms of this Section 3.1 shall apply to the customization and installation of each such New Version, except that the New Schedule for such New Version shall apply in lieu of the original Installation Schedule in Exhibit A. HNC agrees that it will commit and utilize sufficient personnel and resources to timely complete the customization and installation services called for by this Section (with INFOSEEK's reasonably required services and cooperation). INFOSEEK agrees that it will provide HNC with the services and cooperation reasonably required on the part of INFOSEEK to enable HNC to complete customization and installation of (a) the initial Version of the HNC Software in accordance with the Installation Schedule and (b) each New Version in accordance with its New Schedule. INFOSEEK
*shall pay [          ] provided by HNC under this Section and [           ]
*in providing such services as provided in Section 10.1. HNC [          ]
*by HNC of the HNC Software and [                       ] therein. If
 INFOSEEK determines that HNC Software is more than sixty (60) days behind its Attachment A schedule for delivery of the Initial Version, then it shall give HNC written notice of such schedule delays, specifying such delivery failures in reasonable detail. Upon receipt of such schedule delay notice from INFOSEEK, HNC will use diligent efforts to meet the agreed-upon schedule for the Initial Version. Should HNC be unable to deliver the Initial Version of the HNC Software within sixty (60) days after INFOSEEK gives HNC schedule delay notice, then INFOSEEK shall be entitled to treat such failure as a material breach and shall, as its sole and exclusive remedy for such breach, be entitled to terminate this Agreement.

*        3.2   Progress Meetings. On a [      ] basis during the period of the
 initial installation of the initial Version of the HNC Software delivered to INFOSEEK hereunder, INFOSEEK and HNC will meet via conference call (or in person as may be mutually agreed by the parties) to discuss the progress of the installation and achievement of Installation Milestones, a summary of
*accomplishments and difficulties experienced during the [        ], and the
*anticipated results during the [      ].

         3.3 Testing. Prior to Delivery to INFOSEEK of each Version of the HNC Software, HNC agrees to perform all reasonably necessary tests of such Version of the HNC Software to assure material compliance with the Specifications of such Version. INFOSEEK shall have the right, at its sole expense, to perform any additional tests of the Version of the HNC Software on the Designated
*System within [      ] after HNC's Delivery and installation of that Version
*of the HNC Software to INFOSEEK. INFOSEEK shall notify HNC within such [     ]
 period of either (a) INFOSEEK's acceptance of such Version of the HNC
 Software (the date of such acceptance by INFOSEEK being hereinafter called the
*"ACCEPTANCE DATE"), or (b) if INFOSEEK determines within such [      ] period
 that such Version of the HNC Software does not meet its Specifications in all material respects, then it shall give HNC written notice of such material performance failures, specifying such performance failures in reasonable
*detail ("FAILURE NOTICE") within such [        ] period. Upon receipt of such
 Failure Notice from INFOSEEK, HNC will use diligent efforts to make such modifications as are reasonably required to bring such Version of the HNC Software into conformity with its Specifications in all material respects. Following such corrective action by HNC, the modified HNC Software shall again be submitted for retesting by INFOSEEK. Should HNC be unable to bring the initial Version of the HNC Software into material conformity with its
*Specifications within [      ] after INFOSEEK



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 gives HNC the Failure Notice with respect to such initial Version, then
 INFOSEEK shall be entitled to treat such failure to respond as a material breach and shall, as its sole and exclusive remedy for such breach, be entitled to terminate this Agreement. If INFOSEEK (i) employs the HNC Software in a production system for the benefit of INFOSEEK Clients (except when the HNC Software is employed on a non-revenue-generating testing or evaluation basis), or (ii) does not affirmatively accept or reject any Version of the HNC Software
*delivered hereunder within [             ] days of the initial Delivery date of
 such version of the HNC Software, or, if INFOSEEK gives Failure Notice, then
*[        ] days of the initial Delivery date of such Version of the HNC
 Software, then INFOSEEK will conclusively be deemed to have accepted such Version of the HNC Software. INFOSEEK agrees to work closely in good faith cooperation with HNC to correct any performance failures in any Version of the HNC Software.

 3.4 Performance. INFOSEEK and HNC agree that, in the event that INFOSEEK provides documentary evidence which (a) demonstrates that the performance of
*the HNC Software does not meet competitive performance standards [       ]
 and (b) outlines the performance improvements necessary for the HNC Software
*to meet competitive performance standards [      ], the parties shall
 cooperate to improve the performance of the HNC Software under the terms of
 Section 10.1. Should HNC in good faith be unable to (1) deliver a development plan within thirty (30) days and (2) a New Version of the HNC Software which
*meets [         ] after INFOSEEK gives HNC the competitive performance
 documentary evidence, at INFOSEEK's option the parties may be (i) relieved of their respective obligations under Sections 2.2, 9.2, and 9.3.9 and, if INFOSEEK does not continue using the HNC Software, 10.3 and/or (ii) INFOSEEK shall be relieved of any further obligation of payments under Section 10.1.

                                    ARTICLE 4
                                  NEW VERSIONS

         4.1 Election to Install New Versions; Effect on HNC Support Obligations. HNC will notify INFOSEEK of the future availability of a New
*Version of the HNC Software at least [           ] days prior to HNC's
 anticipated release of such New Version, and in such notice to INFOSEEK will, to the extent then reasonably practicable, provide a summary of then-anticipated specifications for such New Version. This summary shall be
*updated periodically within the [  ] day period. INFOSEEK must, within [    ]
 days after HNC notifies INFOSEEK of the availability of a New Version, notify HNC whether it wishes to have installed on the Designated System such New Version. During the Term, HNC shall provide INFOSEEK with Specifications, Documentation, and installation support for such New Version, unless and until it becomes a Rejected New Version (as defined below). INFOSEEK's acceptance of
*any New Version will be subject to Acceptance Criteria. If, within [        ]
*days after HNC gives INFOSEEK notice of the availability of a [           ],
 INFOSEEK does not notify HNC as to whether or not INFOSEEK desires to install a New Version that includes the functional equivalent of the replacements, enhancement, updates, fixes or other changes that HNC incorporates into such
*new [               ], or if INFOSEEK chooses not to install such New Version, then INFOSEEK shall immediately return the Specifications and Documentation for such New Version ("REJECTED NEW VERSION") to HNC and shall be entitled to continue to Use the Version of the HNC Software then used by INFOSEEK hereunder (the "PRIOR VERSION") as permitted by this Agreement. HNC will continue to support the Prior Version of the HNC Software (and only that Version) for a
*period of time at least equal to the longer of (a) [            ] months after
 the date such Prior Version was first commercially released by HNC, or (b)
*[       ] months after the successor New Version satisfies the

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         Acceptance Criteria, and thereafter, notwithstanding anything to the contrary in this Agreement, HNC shall have no obligation to continue to support such Prior Version, unless INFOSEEK agrees to, and does pay HNC its then-current charges for support of the HNC Software in addition to the Monthly License Fees payable by INFOSEEK to HNC hereunder. Any New Version of the HNC Software shall operate in a manner that is reasonably transparent to the INFOSEEK Client, enabling such INFOSEEK Client to continue to Use the HNC Software as readily as if such New Version had not been installed.

         4.2 Return of Prior Version. If a New Version has been delivered to and accepted by INFOSEEK, then INFOSEEK shall be entitled to retain copies of the Prior Version provided that it will attempt to implement the New Version
*within [         ] after the Acceptance Date of such New Version. At
 INFOSEEK's request and if HNC is supporting beta site testing at such time, HNC shall allow INFOSEEK to serve as a beta or test site for any New Versions.

                                    ARTICLE 5
                    TRAINING; CUSTOMER SERVICE; SALES SUPPORT

         5.1 Initial On-Site Training. In consideration of INFOSEEK's payment to HNC of the Client Start-Up Fee (as defined in Section 10.2) due in respect of each INFOSEEK Client who uses the HNC Software, HNC shall provide each such
*INFOSEEK Client with [              ], on-site training session with respect
 to the HNC Software which shall include, but not be limited to, system design, installation elements, benefits, operation and strategies applicable to the use of specific HNC Software. HNC will also provide INFOSEEK personnel with necessary training and instruction in the use and benefits of the HNC Software.

         5.2   Group Training. In addition to the on-site INFOSEEK Client
*training described in Section 5. 1, at least once during the [           ] that
 the HNC Software is available for Use by INFOSEEK Clients and at least once
*during [            ] period during the Term thereafter, INFOSEEK and HNC will hold group training sessions to train INFOSEEK Clients on the Use of the HNC Software. Each party shall pay its own expenses incurred in connection with such training sessions. Training sessions shall be held on dates and at places mutually agreeable to INFOSEEK and HNC.

         5.3 Account Manager. HNC shall assign an appropriately trained Account Manager who will serve as the primary contact for INFOSEEK and INFOSEEK Clients for questions and issues related to the HNC Software as it functions at INFOSEEK. This HNC Account Manager will visit on-site at INFOSEEK for no less
*than [            ].

         5.4 Sales Support. HNC agrees to assist INFOSEEK, upon INFOSEEK's reasonable request, by providing sales support activities including sales calls, telephone conferences, benefit analyses, reference site services, site visits, and presentation development.

                                    ARTICLE 6
                        TECHNICAL SUPPORT AND MAINTENANCE

         6.1 Documentation. HNC shall provide INFOSEEK with a reasonably adequate number of copies of Documentation for the HNC Software.



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         6.2    Maintenance and Support Services to be Provided. As used herein, the "SERVICE PERIOD" means that period of time commencing on the Effective Date and ending on the earlier to occur of (i) expiration of the Term, or (ii) the date of termination of this Agreement in accordance with Sections 16.2 or 16.3. During the Service Period, HNC agrees to provide INFOSEEK the following maintenance services for the HNC Software to support INFOSEEK's licensed Use of the HNC Software hereunder:

         6.2.1 HNC will provide INFOSEEK with any known problem solutions relating to HNC Software as such solutions become known to HNC.

         6.2.2 HNC will provide INFOSEEK with any commercially released modifications, improvements, and refinements to existing Versions and New Versions of HNC Software then used by INFOSEEK or INFOSEEK Clients that HNC may develop as soon as they are commercially available.

         6.2.3 Subject to the provisions of Section 4.1, HNC will provide the services described in Section 6.3 for the then most current Version of the HNC Software consistent with the latest published Documentation for such Version.

         6.2.4 HNC will provide INFOSEEK with reasonable access to HNC technical support personnel to address production software problems 365 days per year, seven (7) days per week, twenty four (24) hours per day via hotline telephone support and paging capability.

         6.3 Problem Corrections. If during the Service Period, INFOSEEK notifies HNC of any problem that it is experiencing with a Version of the HNC Software then supported by HNC under Section 6.2.3, or any material deviation from the Documentation of such Version, then HNC shall use its good faith efforts to promptly correct the problem or provide an adequate workaround solution for the problem in accordance with the terms of this Section 6.3. Subsections 6.3.1 through 6.3.4 below set forth the required standards for HNC's performance of its obligations under Section 6.2.3 and this Section 6.3 in response to the respective levels of outages of the HNC Software described in this Section 6.3 that are caused by the HNC Software:

         6.3.1 A "SEVERITY 1 OUTAGE" is critical and either (a) stops operations of the HNC Software with no reasonable bypass or recovery procedures, or (b) consists of a system failure and crash of operations caused by the HNC Software. For a Severity 1 Outage, HNC will use its best efforts to
*restore operations within [                                  ] hours after HNC
 is notified by INFOSEEK of such Severity 1 Outage. Recovery status will be
*reported to INFOSEEK [                      ]. INFOSEEK will participate
 round-the-clock in HNC's recovery effort.

         6.3.2 A "SEVERITY 2 OUTAGE" does not stop operations of the HNC Software but severely impedes effective operations. For a Severity 2 Outage,
*HNC will use its best efforts to restore operations within [                ]
 after HNC is notified by INFOSEEK of such Severity 2 Outage. Recovery status
*will be reported to INFOSEEK [                              ].

         6.3.3 A "SEVERITY 3 OUTAGE" occurs when HNC Software operates effectively but does not provide all defined functions. For a Severity 3 Outage, HNC will use its best efforts to restore the impaired functionality
*within [                           ] after HNC is notified by INFOSEEK of
 such Severity 3 Outage. Recovery status will be reported to INFOSEEK
*on a [        ].




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         6.3.4  A "SEVERITY 4 OUTAGE" occurs when HNC Software provides all functions defined in the Documentation, but performance of a function is reasonably deemed by INFOSEEK to be unsatisfactory. For a Severity 4 Outage, resolution will be provided within a mutually agreed upon time frame, but in any event such time frame will be within a reasonable time. Recovery status
*will be reported to INFOSEEK [             ].

         In the event that any outage as defined in any of the above subsections of this Section 6.3 is found not to have been caused by the HNC Software, then INFOSEEK shall reimburse HNC for all costs and expenses (including but not limited to travel, accommodation, meal and overtime expenses) that HNC reasonably incurred in responding to such outage situation.

                                    ARTICLE 7
*                        [        ]; CONSULTING; ANALYSIS

*        7.1    Contracts for [        ].  INFOSEEK or INFOSEEK Clients choosing
*to have [                                    ] based on INFOSEEK or INFOSEEK
*Client [
*                        ].

         7.2 Installation and Training. HNC will assist with installation of custom models for INFOSEEK Clients or INFOSEEK at INFOSEEK and will provide support and training on the use of those models to INFOSEEK or the INFOSEEK Client. Specific support and maintenance requirements and the fees payable to
*HNC for such support and maintenance will be outlined in a [   ] agreement
 between HNC and INFOSEEK or the INFOSEEK Client.

         7.3   Consulting and Analysis. HNC will provide ongoing consulting and
*analysis to INFOSEEK Clients to optimize performance of the [        ] in the
 client environment. This consulting will include telephone support and on-site meetings.

*        7.4   Rates and Ownership.  All foregoing will be provided on [      ]
*rates and terms that are [       ] rates and terms for similar services and
*INFOSEEK or the INFOSEEK Client will have [
*                                   ] therein.  HNC will [
*             ] only as expressly authorized herein.

                                    ARTICLE 8
                        ADDITIONAL PRODUCTS AND SERVICES

*        8.1    HNC Sales of [          ].  HNC may market [          ] directly
*[          ], regardless of whether such [         ] are INFOSEEK [       ],
*subject to the limitations of Section [   ], provided that HNC [  ] to INFOSEEK
*[            ] as indicated in Article [     ].

         8.2 Additional Services by HNC. INFOSEEK acknowledges that, upon request by INFOSEEK or an INFOSEEK Client, HNC will agree, subject to availability, to provide additional services to either or both, including but
*not limited to, [        ] in consideration for the payment of fees to HNC
 such fees to be calculated on a reasonable time and, materials basis. If applicable, INFOSEEK Clients will contract directly with HNC for these services. Except as provided in Section 10.1, all support, maintenance and consulting services performed by HNC for InfoSeek under this Agreement shall be
*provided at a [   ] HNC's

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*[       ] time and materials basis or [        ] rates, whichever applicable.

*        8.3    [       ].  INFOSEEK and HNC agree to develop [     ] in order
*to provide [      ] to HNC for the sole purpose of enabling HNC to improve and enhance the HNC Software. INFOSEEK will cooperate with HNC in developing and
*operating [       ]. All [     ] provided to HNC for use in [       ] will be
 considered Confidential Information of INFOSEEK Clients and, subject only to the restrictions contained in Article 11, and subject to the agreement of Infoseek clients, may be used by HNC to improve and enhance the HNC Software
*and HNC will [        ] and to any such improved and enhanced HNC Software;
*provided however [     ] or to any HNC Software or any improvement or
*enhancement thereof that results from use of the [        ] provided to HNC
*through any [        ].

                                    ARTICLE 9
                            INFOSEEK RESPONSIBILITIES

         9.1 INFOSEEK Client Agreements. Agreements for the use of the HNC Software on Designated Systems may be made between INFOSEEK and INFOSEEK
*Clients, provided that: (a) the terms of such agreements [         ] of this
*Agreement and [         ] hereunder; and (b) such agreements [         ] (by
*addendum or otherwise) [         ] attached as Exhibit C hereto that are
*binding on each INFOSEEK Client. INFOSEEK Clients may also [         ], in all
 cases subject to the [ ] restrictions in Article 2 of this Agreement.

         9.2 Restrictions on INFOSEEK. INFOSEEK agrees that, so long as during the term of this Agreement as HNC is obligated under Section 2.2, *INFOSEEK [

*                                                      ], similar to that
*provided by the terms of this Agreement, of any [                       ] or
*other product or service similar to the HNC Software or the [               ].

         9.3 INFOSEEK Responsibilities. Subject to the license provision in 2.6, INFOSEEK will use diligent efforts to provide the following (which HNC shall have no responsibility to provide):

*               9.3.1    INFOSEEK [                   ] for use with the HNC
 Software, to HNC; as outlined in Exhibit A.

*               9.3.2    [
*                                     ] to HNC;

*               9.3.3    [               ] specifications for the [           ],
*including, but not limited to, [                                              ]
 specifications;

*               9.3.4    Computer [                                            ]
 of INFOSEEK Clients;


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                 9.3.5    On-line telecommunications link (with minimum speed
 as mutually agreed) into the Designated System for the purpose of troubleshooting and maintenance of the HNC Software; and

*                9.3.6    [                       ] appropriate under the
 circumstances for INFOSEEK Clients on the Use and operation of the HNC
 Software.

*                9.3.7    Appropriate [                ] to assist HNC in the
*[      ] of HNC Software.

*                9.3.9    [                ] of the HNC Software [           ]
*INFOSEEK [   ] INFOSEEK Clients (subject to the provisions of Section 5.4).

                                   ARTICLE 10
                               FEES; PAYMENT TERMS

           10.1 Customization and Installation Fees. INFOSEEK will pay and reimburse HNC for its fees and expenses for the customization and installation services regarding the HNC Software that are be provided by HNC pursuant to
*Section 3.1 (the "INSTALLATION/CUSTOMIZATION CHARGES") [          ] (approved
*in advance by INFOSEEK) basis at [        ] of HNC's [          ] labor rates
 then in effect. HNC will invoice INFOSEEK monthly for its Installation/Customization Charges, which will be payable by INFOSEEK to HNC in
*full within [            ] days of HNC's invoice.

*          10.2   [            ] Start-Up Fee. For [           ] INFOSEEK
*[          ] for INFOSEEK and who purchases or subscribes to any service provided by INFOSEEK involving use of the HNC Software and for which INFOSEEK
*requests support, [                                            ]. Both parties
*recognize that it is in their best interests [             ] and will
*cooperate with each other to find [              ]. Therefore, the
*[       ] including without limitation those resulting from [              ].

*         10.3   [         ] License Fees.  For each calendar [    ] (or
*partial calendar [    ]) during the Term, [
*                         ] license fee.  This fee will cover [              ].
*The [     ] license fee ("[     ] LICENSE FEE") shall be calculated as follows:

*                (a)    A [           ] fee equal to [                        ]
*per [     ] for the [               ] following the initial Acceptance Date,
*[                                ] per [   ] for the [               ]
*following the initial Acceptance Date, and an amount equal to the [          ]
*plus the [                                                                  ]
*since the initial Acceptance Date for all remaining [       ]; plus

*                (b)    A [             ] fee based on revenue generated
*through the HNC Software equal to [                      ] of the [
*                                                                             ]
*accrued by INFOSEEK for [                   ] provided which employ the HNC
*Software.  INFOSEEK shall [                                              ] the
 HNC Software to all Placement Accounts.




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*                (c)   A [    ] fee based on [      ] through the HNC Software
*equal to the [      ] or a [                  ] received by HNC [          ]
*for the HNC Software or [         ] the Full Sublicensee executes the INFOSEEK
 Client Agreement, such percentage to be provided by HNC to INFOSEEK upon
*request by INFOSEEK) of any Full Sublicensee's [                           ]
*Full Licensee for [           ] provided which employ the HNC Software.

*          10.4   Royalty Payments to [          ]. During the Term of this
*Agreement, [            ] shall pay to [           ] percent [        ] of
*[     ] [             ] (net of any [               ] pays to a [     ])
*derived from [                 ] built from [              ] or other [     ]
*provided by INFOSEEK. During the initial Term of this Agreement, [        ]
*shall pay to [         ] [        ] percent [         ] of HNC [        ]
*(net of any [        ] pays to a third-party) derived from [         ]
*(other than fees paid by [           ]).

*          10.5   Payment Reports. Concurrent with each [        ] payment of
*[    ] License Fees to HNC as provided in Sections 10.2 and 10.3. [     ], in
*a format mutually agreed to by HNC and INFOSEEK, setting forth [           ]
*License Fee [          ] for such calendar [          ] under this Agreement
*and, if applicable, the amount of any [ ] in respect of such calendar [  ].
*[     ] records in accordance with Section 18.13 to validate the appropriate
*computation of any [            ] License Fee payment and/or [            ]
*Start-Up Fee payment [            ] hereunder.

*          Concurrent with each payment of Royalty Fees [         ] as provided
*in Section 10.4, [        ] will send [      ] a written report, in a format
*mutually agreed to by HNC and INFOSEEK, setting forth [        ] of the amount
*of the Royalty Fees [        ] for such calendar [        ] under this
*Agreement. [          ] records in accordance with Section 18.13 to validate
*the appropriate computation of any [         ] Royalty Fee payment.

*          10.6   Payment Schedule. [          ] shall compute amounts payable
*hereunder for each calendar [         ] (or partial calendar [        ])
*during the Term, and shall remit payment in full of such [          ] License
*Fees and [        ] Start-Up Fees to [        ] by no later than the [    ]
*of the calendar [        ] immediately following the calendar [        ]
*with respect to which such fees were computed. [        ] shall remit each
 payment via electronic funds transfer into an account designated by
*the [                   ].

*          10.7   Fees [                 ].  The amount of payments payable to
*[          ] by the [        ] hereunder are [             ] or any other
*[       ] of any kind imposed by any governmental authority (other than a
*[    ] imposed upon the [    ] of the [             ]), all of which
*[                              ].

           10.8.  Cooperation.  HNC and INFOSEEK agree to use their mutual good
*faith efforts to vigorously [                                     ] (as
*[       ] into an [      ] product offering) through INFOSEEK to
*[              ].

*          10.9   [                                     ].  In order to
*maintain the [                ] provided under Section 2.2, the
*[             ] amounts paid [                ] under Section




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  10.3(b) must be greater than or equal to the following amounts; if at the end
 *of [     ] this is not true, within [                 ]:

*               (a)    For a period of [      ] after initial System
*Acceptance, [        ];

*               (b)    For the [      ] period beginning [      ] after
*initial System Acceptance and [    ] after initial System Acceptance, [    ];

*               (c)    For the [     ] period beginning [      ] after initial
*System Acceptance and [         ] after initial System Acceptance, [     ];

*               (d)      For the [                          ], beginning
*[         ] after initial System Acceptance, [                          ].

*        If the payments made [         ], pursuant to Section 10.3(b) are
*greater than the [             ] set forth above, then the [              ].

*        10.10   [         ] Customer.  If HNC provides [        ] with
*[               ] or [            ] with respect to the subject matter of this
 Agreement, INFOSEEK will be entitled to the benefit of any such provision.

                                   ARTICLE 11
                                 CONFIDENTIALITY

         11.1 Confidential Information. HNC and INFOSEEK each agree to hold in strictest confidence any information and material that is related to the other party's business or that is designated by the other party as its proprietary and confidential information, ("CONFIDENTIAL INFORMATION") unless such information or material is disclosed other than due to a breach of the confidentiality obligations of the parties hereunder. Confidential Information includes information related to research, development, pricing, trade secrets
*[                                                                         ],
 customer lists, salaries, business affairs, or any other similar information regarding the other party to this Agreement. Notwithstanding the foregoing, as used in this Agreement, "Confidential Information" of a party shall not include any information that (a) the other party rightfully possessed before it received such information, as evidenced by written documentation; (b) subsequently becomes publicly available through no fault of the other party;
 (c) is furnished rightfully to the other party by a third party without restriction on use or disclosure; (d) is required to be disclosed by law, provided that the disclosing party will exercise reasonable efforts to notify the other party prior to disclosure; or (e) information that is independently developed by a party without use of or reference to any of the other party's Confidential Information.

                11.2 Restrictions on Use and Disclosure. Each party agrees not to make any use of Confidential Information of the other party other than for the specific purposes of using such Confidential Information as contemplated by this Agreement. Each party's obligations of confidentiality under this Article 11 shall survive the termination of this Agreement. Without limiting the generality of the foregoing, each party agrees:

                11.2.1 Not to disclose, or permit access to, any Confidential Information of the other party to any other person or entity, except that such disclosure or access shall be permitted to any




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employee, agent, representative or independent contractor of such party who requires access to such Confidential Information in the course of his or her employment or services to the extent reasonably required to carry out the purposes of this Agreement;

                11.2.2 To ensure that its employees, agents, representatives, and independent contractors who are given access to any Confidential Information of the other party are advised of the confidential nature of such information and agree (and in the case of independent contractors, such agreement is in writing) not to take any action prohibited under this Article 11;

                11.2.3 Not to alter or remove any identification, copyright or proprietary rights notice which indicates the ownership of any part of the Confidential Information of the other party; and

                11.2.4 To notify the other party promptly and in writing of the circumstances surrounding any possession, use or knowledge of any Confidential Information of the other party by any person or entity other than those authorized by this Agreement.

*         11.3   [     ] Data.  [
* ] (subject to the exceptions to the definition of Confidential Information in Section 11.1 hereof) and shall use such data only in performing services in accordance with this Agreement or as may be permitted by
*[   ]. Such data shall only be made available to those  [   ] who need such
information in order to perform their responsibilities hereunder.

*         11.4   [            ] Agreements.  In all instances where [
*                                                                    ] which
includes the terms set forth in Exhibit C.

         11.5 Confidentiality of Agreement. The terms and conditions of this Agreement are and shall remain and be kept completely confidential by the parties and their employees and agents and shall not be disclosed to any third party without the prior written consent of the other party; provided, however, that either party may disclose the terms and conditions of this Agreement to (i) potential acquirers or financial investors or (ii) to their legal counsel and accountants, and to governmental agencies or authorities (including but not limited to the Securities and Exchange Commission) or otherwise if such party believes such disclosure is legally required. If a party needs to disclose the terms of this Agreement for financial investment purposes or is legally required to disclose the terms of this Agreement to any governmental agency or authority it will promptly so advise the other party and attempt to limit disclosure and seek confidential treatment of such disclosed information.

         11.6 Remedies; Survival. HNC and INFOSEEK agree that in the event that either party breaches any of the provisions contained in this Article 11, then, notwithstanding the provisions of Article 19, the nonbreaching party shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief, and (iii) an equitable accounting for all profits or benefits arising out of such breach. Such rights or remedies shall be cumulative and in addition to any other rights or remedies to which the non-breaching party may be entitled. The provisions of this Article 11 shall continue in effect following termination of this Agreement and expiration or termination of the Term.

                                   ARTICLE 12
                         REPRESENTATIONS OF THE PARTIES

         12.1 HNC. HNC represents and warrants to INFOSEEK that: (i) it is a corporation duly organized,


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 validly existing and in good standing under the laws of the State of Delaware;
 (ii) it has the corporate power and authority to enter into this Agreement and perform all of its obligations hereunder, (iii) it has the right to grant all licenses granted by HNC to INFOSEEK herein; (iv) HNC is the owner of and/or has all necessary rights in all the HNC Software necessary to grant INFOSEEK the rights and licenses relating to the HNC Software granted by HNC to INFOSEEK under this Agreement; and (v) during the Term neither the HNC Software nor any portion thereof, nor the Documentation, will (a) infringe any copyright, Territory Patent, trade secret, or other non-patent Intellectual Property rights of any third party that arise under the laws of any country within the Territory or (b) misappropriate any trade secret of a third party that is protected under the laws of any country within the Territory; (vi) to the best of HNC's knowledge, no party (other than HNC) has the legal right to interrupt or otherwise disturb INFOSEEK's licensed Use and possession of the HNC Software in accordance with this Agreement; provided INFOSEEK is in compliance with this Agreement in all material respects and all amounts due HNC under this Agreement have been timely paid in full; (vii) any maintenance or other services to be provided by HNC hereunder will be performed by HNC personnel in accordance with reasonable industry standards; and (viii) HNC is at the time of its execution of this Agreement financially solvent. There is no action, suit, claim, arbitration, or other proceeding pending or threatened which questions this Agreement or HNC's ownership of the HNC Software or any intellectual property rights therein or otherwise relating to the HNC Software. HNC makes the same representations with respect to the SelectCast System.

         12.2 INFOSEEK. INFOSEEK represents and warrants to HNC that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) it has the corporate power and authority to enter into this Agreement and perform all of its obligations hereunder; (iii) any services to be provided by INFOSEEK shall be performed in accordance with reasonable industry standards; (iv) to the best of INFOSEEK's
*knowledge, no party (other than INFOSEEK, its successors and assigns) [      ]
*with this Agreement; (v) that [         ] and has the [       ]; (vi) INFOSEEK
*will not authorize any [                ] in Exhibit C; and (vii) INFOSEEK is
 at the time of its execution of this Agreement financially solvent.

                                   ARTICLE 13
           LIMITED WARRANTY; CONFORMITY TO SPECIFICATIONS; INSURANCE

         13.1 Limited Warranty. HNC hereby warrants to INFOSEEK that, during the Service Period, the HNC Software, as delivered by HNC and accepted by INFOSEEK, will conform in all material respects to its Documentation and Specifications. This warranty remains valid except to the extent affected by INFOSEEK making material changes to the HNC Software, other than those changes made at the direction of HNC or with HNC's approval.

         13.2 Warranty Disclaimer. TO THE FULLEST EXTENT PERMITTED BY LAW, EXCEPT FOR THE REPRESENTATIONS IN SECTION 12.1 HEREOF AND THE LIMITED WARRANTY





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PROVIDED IN SECTION 13.1 HEREOF, HNC HEREBY DISCLAIMS ALL WARRANTIES,
REPRESENTATIONS, LIABILITIES AND OBLIGATIONS WITH RESPECT TO THE HNC SOFTWARE, WHETHER EXPRESS OR IMPLIED, WHETHER ARISING FROM CONTRACT OR TORT, IMPOSED BY STATUTE OR OTHERWISE, INCLUDING (BUT NOT LIMITED TO) ANY IMPLIED WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLES 12 AND 13 OF THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES AND HNC HEREBY SPECIFICALLY DISCLAIMS AND EXCLUDES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO HNC-S SOFTWARE AND SERVICES.

                                   ARTICLE 14
                                 INDEMNIFICATION

          14.1 Loss Defined. As used in this Article 14, the term "LOSS" means, collectively, loss, liability, damages, judgments, awards of settlement, cost or expense (including court costs and reasonable attorneys' fees) paid to a third party.

          14.2   HNC Infringement. Subject to the terms and conditions of this
 Article 14, HNC shall indemnify, hold harmless and defend INFOSEEK, its affiliates and their respective employees, officers and directors (collectively, "INFOSEEK INDEMNITEES") from and against any and all Loss with respect to any suit or proceeding brought against INFOSEEK arising out of or based on any claim, demand, or action alleging that the HNC Software or any portion thereof as furnished under this Agreement and used within the scope of the License granted to INFOSEEK hereunder misappropriates a trade secret protected under the laws of any country within the Territory (or political subdivision thereof) or infringes any copyright, Territory Patent, or other non-patent Intellectual Property rights of any third party that are protectable under the laws of any country within the Territory (or political subdivision thereof); provided however, that in order to receive such indemnification INFOSEEK must comply with all INFOSEEK's obligations under Section 14.6. Notwithstanding the foregoing, HNC shall not be required to indemnify, hold harmless or defend INFOSEEK: (a) to the extent such infringement is caused by the combination, operation or use of the HNC Software with: (i) any INFOSEEK Software, except as such combination, operation or use is contemplated by this Agreement; or (ii) any other equipment, software, data or programming not supplied by HNC; (b) to the extent such infringement arises from any alteration or modification of the HNC Software not authorized by HNC; or (c) for any settlement or compromise of a suit, proceeding, claim, demand or action unless HNC has consented in advance to such settlement or compromise in writing (with HNC's consent thereto not to be unreasonably withheld). In the event that the HNC Software or any portion thereof, as furnished by HNC under this Agreement and used within the scope of the License granted to INFOSEEK hereunder, is held in such a suit or proceeding to misappropriate a trade secret protected under the laws of any country within the Territory (or any political subdivision thereof) or to infringe a copyright, Territory Patent, or any other non-patent Intellectual Property rights of a third party that arise, and are enforceable, under the laws of a country within the Territory (or any political subdivision thereof), and as a result of such misappropriation or infringement, the use of the HNC Software or portion thereof by INFOSEEK or Licensed INFOSEEK Clients as licensed by HNC hereunder is enjoined, then HNC shall use its best efforts to, at HNC's sole option and expense: (1) procure for INFOSEEK the right to continue using the HNC Software or portion thereof; or (2) replace the same with noninfringing software of equivalent functions and efficiency as described in the Specifications for the then-current Version of the HNC Software that is then being used by INFOSEEK on the Designated System.

          14.3 INFOSEEK Infringement. Subject to the terms and conditions of this Article 14, INFOSEEK shall indemnify, hold harmless and defend HNC, its affiliates and their respective employees, officers and directors (collectively, "HNC INDEMNITEES") from and against any and all Loss with respect to any suit or proceeding brought against HNC arising out of or based
*on any claim, demand, or action alleging that the [         ] as furnished
 under this Agreement and used within the scope of this Agreement misappropriates a trade secret protected under the laws of any country within the Territory (or political subdivision thereof) or infringes any copyright, Territory Patent, or other non-patent Intellectual Property rights of any third party that are protectable under the laws of any country within the Territory (or political subdivision thereof); provided, however, that in order to receive such indemnification HNC must comply with all HNC's obligations under Section
 14.6. Notwithstanding the foregoing, INFOSEEK shall not be required to
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 harmless or defend HNC: (a) to the extent such infringement is caused by the
*combination, operation or use of the [                              ] with: (i)
 any HNC Software, except as such combination, operation or use is contemplated by this Agreement; or (ii) any other equipment, software, data or programming not supplied by INFOSEEK; (b) to the extent such infringement arises from any
*alteration or modification of the [           ] not authorized by INFOSEEK; or
 (c) for any settlement or compromise of a suit, proceeding, claim, demand or action unless INFOSEEK has consented in advance to such settlement or compromise in writing (with INFOSEEK's consent thereto not to be unreasonably
*withheld). In the event that the [                  ], as furnished by INFOSEEK
 under this Agreement and used within the scope of this Agreement, is held in such a suit or proceeding to misappropriate a trade secret protected under the laws of any country within the Territory (or any political subdivision thereof) or to infringe a copyright, Territory Patent, or any other non-patent Intellectual Property rights of a third party that arise, and are enforceable, under the laws of a country within the Territory (or any political subdivision thereof), and as a result of such misappropriation or infringement, the use of the INFOSEEK Software, Data or portion thereof by HNC hereunder is enjoined, then INFOSEEK shall use its best efforts to, at INFOSEEK's sole option and expense: (1) procure for HNC the right to continue using the INFOSEEK Software, Data or portion thereof, or (2) replace the same with noninfringing software or data.

         14.4 HNC Gross Negligence or Willful Misconduct. Subject to the terms and conditions of this Article 14 and the limitations on HNC's liability under
 Article 15, HNC shall indemnify and hold harmless INFOSEEK Indemnitees and Licensed INFOSEEK Clients against any and all direct pecuniary Loss actually suffered or incurred by any INFOSEEK Indemnitee or any Licensed INFOSEEK Client as a result of claims or demands for recovery for personal injury or damage to tangible property brought by a third party or parties against any INFOSEEK Indemnitee or any Licensed INFOSEEK Client that arise out of HNC's gross negligence or willful misconduct in performing any of the services to be performed by HNC pursuant to this Agreement; provided, however, that HNC shall not be obligated to so indemnify INFOSEEK or any Licensed INFOSEEK Client for any such claim or demand unless INFOSEEK has complied with all INFOSEEK's obligations under Section 14.6 with respect to such claim or demand.

         14.5 INFOSEEK Gross Negligence or Willful Misconduct. Subject to the terms and conditions of this Article 14 and the limitations on INFOSEEK's liability under Article 15, INFOSEEK shall indemnify and hold harmless HNC and its employees, officers and directors (collectively, "HNC INDEMNITEES") against any and all direct pecuniary Loss actually suffered or incurred by any HNC Indemnitee as a result of claims or demands for recovery for personal injury or damage to tangible property brought by a third party or parties against HNC Indemnitees that arise out of INFOSEEK's gross negligence or willful misconduct in performing any of the services to be performed by INFOSEEK pursuant to this Agreement; provided, however, that INFOSEEK shall not be obligated to so indemnify HNC or any HNC Client for any such claim or demand unless HNC has complied with all HNC's obligations under Section 14.6 with respect to such claim or demand.

         14.6 Conditions to Indemnification. In the event that a claim, demand, suit or proceeding for which indemnification or defense may be available under the foregoing provisions of this Article 14 (a "CLAIM") is brought, made or filed, then as a condition to receiving indemnification for, or defense of, such Claim, the party to this Agreement against whom (or against whose eligible client or customer) the Claim is brought, made or filed (the "INDEMNIFIED PARTY") shall: (i) promptly notify the other party (the "INDEMNIFYING PARTY") in writing of such Claim; provided, however, that any delay in providing notice of a Claim shall not relieve the indemnifying party from its obligation hereunder to provide indemnity for such Claim unless such delay is materially prejudicial to the indemnifying party's ability to defend such Claim; (ii) allow the indemnifying party to control and direct the defense
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Claim; and (iii) provide the indemnifying party with information and assistance as reasonably required by the indemnifying party for the defense and settlement of the Claim. The indemnified party may at all times participate in the defense or settlement of the Claim at its own expense, subject to the indemnifying party's right to direct and control such defense and settlement; provided, however, that, notwithstanding the foregoing, if the indemnifying party does not assume the defense of any such Claim, then, without forfeiting its rights to indemnification hereunder, the indemnified party may assume, direct and control the defense of the Claim. Subject to the immediately preceding sentence, the indemnifying party shall have the right, at its cost and expense, to direct and control the defense of any Claim for which it must provide indemnification or defense hereunder with counsel selected by the indemnifying party unless the indemnified party reasonably objects to use of such counsel on the basis that:
(i) such counsel has a conflict of interest in representing both of the parties or (ii) the indemnified party determines in good faith that such counsel does not have the required expertise to adequately represent the indemnified party in connection with such type of Claim. In such case the indemnifying party will promptly select new counsel to defend the Claim. Without giving up the right to indemnity, the indemnified party shall not compromise or settle any such Claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. Any claim for indemnification under this Agreement must be made prior to two (2) years after the party claiming indemnification becomes aware of the Claim with respect to which indemnification is claimed.

         14.7 Exclusive Remedy. The rights of a party hereto to indemnification under the provisions of this Article 14, as limited by the provisions of Article 15, are intended by the parties to be the sole and exclusive rights and remedies of the party entitled to indemnification with respect to the matters with respect to which such party has is entitled to indemnification under this Article 14.

                                   ARTICLE 15
                             LIMITATION OF LIABILITY

         15.1   HNC. Except for HNC's obligations to indemnify under Section
14.2 and Section 14.4, notwithstanding any contrary provision of this Agreement, in no event shall the total lifetime cumulative liability of HNC to INFOSEEK, any INFOSEEK Client or any INFOSEEK Indemnitee for any claims or Loss arising in any manner whatsoever and related to the HNC Software, this Agreement or any Placements or services contemplated by this Agreement (including, but not limited to, any liability of HNC to indemnify and/or defend INFOSEEK Indemnitees under the provisions of Section 14.4) exceed a total amount equal to the aggregate Monthly License Fees actually paid to HNC by INFOSEEK during the first twelve (12) months following the Effective Date. Notwithstanding any contrary provision of this Agreement, in no event shall HNC be liable to INFOSEEK or any INFOSEEK Client for any indirect, special, consequential, punitive or exemplary damages of any kind whatsoever, regardless of whether such damages were foreseeable or whether HNC had been advised of the possibility of such damages. In addition, HNC shall not be liable to INFOSEEK, any INFOSEEK Client or any INFOSEEK Indemnitee for any claims or Loss to the extent such claims or Loss relate to or arise from a defect or other inherent failure of INFOSEEK Software used in connection with the HNC Software or are due to other causes that are beyond the reasonable control of HNC.

         15.2   INFOSEEK. Except for INFOSEEK's obligations to indemnify under
Section 14.3 and Section 14.5, notwithstanding any contrary provision of this Agreement, in no event shall the total lifetime cumulative liability of INFOSEEK to HNC or any HNC Client for any claims or Loss arising in any manner whatsoever and related to the HNC Software, this Agreement or any Placements or services contemplated by this Agreement (including, but not limited to, any liability of INFOSEEK to indemnify and/or defend HNC under the provisions of Section 14.5) exceed a total amount equal to the aggregate Quarterly License Fees actually paid to HNC by INFOSEEK during the first twelve (12) months following the Effective Date. Notwithstanding any contrary provision of this Agreement, in no event shall INFOSEEK be liable to HNC or any HNC Client for any indirect, special, consequential, punitive or exemplary damages of any kind whatsoever, regardless of whether such damages were foreseeable or whether INFOSEEK had been advised of the possibility of such damages. In addition, INFOSEEK shall not be liable to HNC or any HNC Indemnitee for any claims or Loss to the extent such claims or Loss relate to a defect or other inherent failure of HNC Software or are due to other causes that are beyond the reasonable control of INFOSEEK.

                                   ARTICLE 16
                       TERM; MATERIAL BREACH; TERMINATION

          16.1 Term; Potential for Extension. The "TERM" of this Agreement means that period of time commencing on the Effective Date of this Agreement and ending on the earlier to occur of: (a) the Expiration Date (as defined below); or (b) if this Agreement is terminated prior to the Expiration Date in accordance with the provisions of this Agreement. As used herein, the term
*"EXPIRATION DATE" shall initially mean that date which is the [          ]
*Acceptance Date (the [        ]); provided, however, if this Agreement has not
*been terminated prior to the [        ], then, commencing on the [        ],
*the Expiration Date shall be extended for a period of [        ] Acceptance
 Date , this Agreement has been terminated in accordance with the terms of this Agreement.

          16.2 Termination for Material Breach. If a party to this Agreement commits a material breach of any of its material obligations or covenants under this Agreement (the "BREACHING PARTY"), then the other party to this Agreement (the "TERMINATING PARTY") may terminate this Agreement if such material breach
*remains uncured for [         ] days after the date the Terminating Party has
 given written notice of such material breach to the Breaching Party; provided,
*however, that in the event of [                              ], and if the
 material breach remains uncured after such applicable cure period, then (provided that the Terminating Party is not itself then in material breach of this Agreement) the Terminating Party may terminate this Agreement immediately by giving written notice of its termination of this Agreement to the Breaching party.

          16.3 Other Grounds for Termination. To the extent permitted by applicable law (including 11 U.S.C. Section 365) a party (the "NON-DEFAULTING PARTY") may terminate this Agreement immediately by written notice to the other in the event the other party makes an assignment for the benefit of its creditors, admits in writing an inability to pay debts as they mature, a trustee or receiver is appointed respecting all or a substantial part of the other party's assets, or a proceeding is instituted by or against the other party under any provision of the Federal Bankruptcy Act and is acquiesced in or is not dismissed within sixty (60) days, or results in an adjudication of bankruptcy. To the extent applicable law prevents the non-defaulting party from terminating this Agreement, if it should wish to do so as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act including but not limited to 11 U.S.C. Section 365. However the non-defaulting party has the unrestricted right at its option not to terminate this Agreement and, to continue to exercise its rights under this Agreement.

          6.4    Effect of Termination.  Upon termination of this Agreement, (a)
*all rights of INFOSEEK and [                 ] to Use the HNC Software
 hereunder will cease; (b) INFOSEEK shall cease



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
 all use of the HNC Software and Documentation and shall take reasonably
*diligent steps to ensure that [                            ] all use of the HNC
 Software and Documentation; (c) INFOSEEK shall, as soon as practicable, return all copies of the HNC Software in its possession or control to HNC, together with any back-up copies; (d) INFOSEEK shall use its reasonably diligent efforts
*to obtain any copies of the HNC Software in the [              ] and to
*promptly return all such copies to HNC, unless such [      ] has a [     ]
*with HNC [ ] the HNC Software; (e) INFOSEEK shall purge all copies of the HNC
*Software from the [            ]; (f) upon HNC's request, INFOSEEK shall
 certify to HNC in a writing signed by an officer of INFOSEEK that all copies of the HNC Software have been returned to HNC or destroyed and that no copy of such HNC Software remains in the possession or control of INFOSEEK or any
*INFOSEEK affiliate; (g) all [          ] to [             ] the [       ] and
*[      ] hereunder will cease; (h) [              ] shall cease all use of the
*[    ] and [           ]; (i) [             ] shall, as soon as practicable,
*return all copies of the [             ] and [             ] in its possession
*or control to [             ], together with any back-up copies; and (j) upon
*[      ] request, [      ] shall certify to [      ] in a writing signed by an
*officer of [         ] that all copies of the [         ] and [         ] have
*been returned to [          ] or destroyed and that no copy of such [ ] or
*[     ] remains in the possession or control of [     ]. The foregoing does not
*apply to [          ] who continue to comply with the license and royalty
 provisions of this Agreement.

         16.5 Survival. The following provisions will survive termination of this Agreement: Sections 2.4, 2.6 (except the license granted therein), 7.4, 10.4, 10.5 (second paragraph only), 10.6, 10.7, and Articles 11, 12, 13, 14, 15,
18, and 19.

                                   ARTICLE 17
                          TECHNOLOGY SOURCE CODE ESCROW

          17.1 Development License. HNC hereby grants INFOSEEK a non-exclusive license to maintain, support and enhance HNC Software. INFOSEEK agrees that until a Triggering Event it will exercise such license only by having Licensor perform its obligations under this Agreement. INFOSEEK will own any modifications it makes under this license, as well as the Intellectual Property rights therein.

          17.2 Escrow Agreement. HNC, Data Securities International, Inc. ("DSI") (or another escrow agent mutually agreeable to INFOSEEK and HNC) and INFOSEEK shall enter into a Technology Escrow Agreement in substantially the form attached hereto as Exhibit D (the "ESCROW AGREEMENT") which sets forth the conditions under which Source Code (as defined below) for the applicable HNC Software will be released to INFOSEEK in the event of a Triggering Event as defined below. If the Source Code is released to INFOSEEK in accordance with the terms of this Section 17 and the terms of the Escrow Agreement, INFOSEEK agrees that it may use the Source Code solely for the purpose of enabling INFOSEEK to exercise its Section 17.1 license rights. As used in this Section 17, the term "SOURCE CODE" means, collectively, source code deposited on computer magnetic media, test programs and program specifications, compiler and assembler descriptions, descriptions and locations of third party computer programs required to use or support the HNC Software, and technical documentation that HNC uses to maintain or support the HNC Software, to the extent such exists at the time of the deposit of the Source Code into the deposit account pursuant to the Escrow Agreement or in the month prior to such
*deposit. Within [         ] days after the Acceptance Date of each Version of
 the HNC Software that INFOSEEK elects to install on the Designated System, HNC shall deposit one (1) copy of the Source




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
  Code for such Version of the HNC Software into a deposit account with DSI pursuant to the Escrow Agreement. Receipt of the Source Code by INFOSEEK under the terms of the Escrow Agreement shall not by itself terminate this Agreement. If INFOSEEK receives the Source Code for HNC Software under the terms of the Escrow Agreement, such Source Code shall be subject to all terms of ownership, use, access, disclosure, payment to HNC and termination specified in this Agreement. HNC agrees to update escrow deposits from time to time by promptly placing all upgrades, enhancements, and New Versions of the HNC Software in escrow with DSI. INFOSEEK shall pay all expenses charged by DSI to establish and maintain the escrow arrangement. In the event of any conflict between this Agreement and the Escrow Agreement, this Agreement shall control.

          17.3 Triggering Event Defined. As used herein, "TRIGGERING EVENT" means and includes the following:

                   17.3.1 Action by HNC under any state corporation or similar law for the purposes of dissolution;

                   17.3.2 Action by HNC under any state insolvency or similar law for the purpose of its bankruptcy or liquidation;

                   17.3.3 A voluntary filing by HNC of a petition for relief under Chapter 7 or Chapter 11 of the United States Bankruptcy Code.

                   17.3.4 The filing of an involuntary petition in bankruptcy against HNC that is not dismissed within sixty (60) calendar days after its filing;

                   17.3.5 The occurrence of a material breach by HNC of its obligations under Article 6 hereof to provide support and maintenance of the applicable HNC Software, which material breach is not cured by HNC within
* [       ] after HNC's actual receipt of notice of such material breach from
  INFOSEEK.

                                   ARTICLE 18
                                     GENERAL

           18.1 Sections; Exhibits. All references in this Agreement to "Sections" or "Exhibits" refer to Sections of this Agreement or Exhibits attached to this Agreement, respectively.

           18.2 Parties are Not Partners or Agents. INFOSEEK and HNC are independent contractors and neither shall have any power, nor will either of the parties represent that it has any power, to bind the other party or to assume or to create any obligation or responsibility, express or implied, on behalf of any other party or in any other party's name. This Agreement shall not be construed as constituting HNC and INFOSEEK as partners, joint venturers or agents of each other or to create any other form of legal association which would impose liability upon one party for the act or failure to act of the other.

           18.3 Use of Non-HNC Employees. HNC has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed all work to be performed by HNC hereunder. HNC shall require all non-HNC employees as well as employees of HNC to sign HNC's standard confidentiality agreements which require those individuals to keep confidential and not use third-party information such as that of INFOSEEK and INFOSEEK Clients.




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
           18.4 Independence of Agreement. This Agreement is separate from and independent of all other agreements between the parties.

           18.5 Headings. The article, section, and subsection headings and captions used herein are for reference and convenience only, and shall not enter into the interpretation hereof. The Exhibits referred to herein and attached hereto, (and to be attached hereto), are incorporated herein to the same extent as if set forth in full herein.

           18.6 Waiver; Remedies. No delay or omission by any party hereto to exercise any right or power occurring upon any non-compliance or default by the other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other shall not be construed to be a waiver of any subsequent breach thereof or of any covenant, condition, or agreement herein contained. Unless otherwise stated herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

           18.7 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

           18.8 Entire Agreement; Amendment. This Agreement and the Exhibits annexed hereto constitute the entire agreement and understanding between the parties with respect to the subject matter of this Agreement, and there are no understandings or agreements relative hereto other than those which are expressed herein, and no waiver of any rights hereunder shall be valid or effective unless such waiver is set forth in a writing executed by the party against whom such waiver is sought to be enforced. This Agreement may be
 *amended or modified only by a writing executed by both parties hereto. [ ].

           18.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party shall, without the prior written consent of the other party (which consent shall not be unreasonably withheld) assign or transfer this Agreement, and any attempt to do so shall be void and of no force and effect, except that a party hereto may, without the other party's consent, assign this Agreement to a parent, subsidiary, or purchaser of substantially all the assets or stock, or to a third party with whom such party is directly or indirectly merged or consolidated. In the case of any permitted assignment set forth above, the assigning party will provide reasonable advance notice of the assignment to the other party.

           18.10 Notice. If a party is required to give notice to another under this Agreement, such notices shall be deemed to have been given (i) when delivered by a commercial overnight delivery service or (ii) three (3) days after such notice has been deposited in the U.S. mail, first class, postage prepaid, via certified mail or registered mail, return receipt requested, and addressed as follows (or to such other address for notice as may be subsequently designated by the addressee by notice given to the other party in accordance with this Section):

  If to HNC:       HNC Software Inc.
                   5930 Cornerstone Court West
                   San Diego, CA 92121-3728
                   Attention:  Mr. Michael A. Thiemann,




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
                             Executive Vice President

If to Infoseek:            Infoseek Corporation
                           2620 Augustine Drive, Suite 250
                           Santa Clara, CA 95054
                           Attention:  Mr. Robin Johnson,
                           Chief Executive Officer

         18.11 Force Majeure. No party shall be liable for any failure to perform its obligations under this Agreement if it is prevented from doing so by a cause or causes beyond its reasonable control. Without limiting the generality of the foregoing, such causes shall include acts of God or the public enemy, fires, floods, storms, tornadoes, earthquakes, riots, strikes, blackouts, wars or war operations, restraints of government, or other causes which could not with reasonable diligence be controlled or prevented by the parties.

         18.12 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         18.13 Audits. Either party shall be entitled, upon five (5) business days notice and only using independent external auditors reasonably acceptable to the other party, to examine the other party's records pertaining to the information necessary for enforcement of the rights and obligations under this Agreement, but only to the extent the requesting party specifically identifies the right or obligation it seeks to enforce and only twice each calendar year. Any information received as a result of an audit shall be considered Confidential Information and the auditor must be bound in confidence to only disclose evidence of non-compliance. If such audit reveals that there was an underpayment of more than 5%, then the audited party shall pay reasonable expenses associated with such audit.

         18.14 Press Release. HNC and INFOSEEK shall be allowed to issue press releases stating factual information regarding the relationship between HNC and INFOSEEK upon execution of this Agreement, provided such press releases have been reviewed and approved by each party prior to release. Each party agrees that it will work promptly to review and approve (such approval not to be unreasonably withheld) press releases. Neither party shall release or publish any other news releases, public announcements, advertising or other publicity relating to this Agreement without the prior review and written approval of the other party (which review and approval shall not be unreasonably withheld or delayed), provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

                                   ARTICLE 19
                               DISPUTE RESOLUTION

         19.1 Informal Dispute Resolution. Any controversy or claim between INFOSEEK and HNC, arising from or in connection with this Agreement or the relationship of the parties under this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, other than a dispute regarding ownership of software, documentation or Intellectual Property rights (a "DISPUTE"), shall be resolved as follows:

                  19.1.1 First, upon written request of either INFOSEEK or HNC, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute. The designated representatives shall be senior level managers of each party with the authority to make decisions and/or commitments on behalf of the respective party to resolve the Dispute.

                  19.1.2 The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

                  19.1.3 Unless delay would impair a party's rights under applicable statutes of limitations, formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

                           19.1.3.1   the designated representatives concluding
in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

                           19.1.3.2   the expiration of the thirty (30) day
period immediately following the initial request to negotiate the Dispute; provided, however, that this Section 19.1 will not be construed to prevent a party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors, or to seek temporary or preliminary injunctive relief from a court pursuant to Article 11.

         19.2 Temporary Restraining Order. Nothing in Section 19.1 shall be construed to prevent any party from seeking from a court a temporary restraining order or other temporary or preliminary relief pending final resolution of a Dispute pursuant to Section 19.1.

         19.3 Other Dispute Resolution. If the parties fail to resolve any dispute under Section 19.1 then they pursue any other available remedies.

         IN WITNESS WHEREOF, HNC and INFOSEEK have caused this Agreement to be signed and delivered by their duly authorized officers, as of the Effective Date.

HNC SOFTWARE INC.,                          INFOSEEK CORPORATION,
a Delaware corporation                      a California corporation

By:                                         By:
   --------------------------------            ---------------------------------



Title: Executive Vice President             Title:   CEO
      -----------------------------               ------------------------------

                                LIST OF EXHIBITS
                                       TO
                   LICENSE AND SOFTWARE DISTRIBUTION AGREEMENT

 Exhibit A         -        Specifications and Description of HNC Software;
                           Installation Schedule
 Exhibit B         -        Form of Acceptance Certificate
*Exhibit C         -        [                            ]
 Exhibit D         -        Technology Escrow Agreement













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
                                    EXHIBIT A
              PART 1: SPECIFICATION AND DESCRIPTION OF HNC SOFTWARE

 1.  HNC Software

 As used in the Agreement of which this Exhibit is a part, the HNC Software consists of a HNC-developed, proprietary software-based advertising dissemination system known commercially as the SelectCast(TM) system, and specifically defined as the following:

 1.  SelectCast Context Vector Learning Service (a service provided to
 INFOSEEK).

 2.  SelectCast Analysis and Characterization Module, Versions 1.0, 2.0 and 3.0
*supplied as object code [                                 ] performed as a
 service to INFOSEEK.

*3.  SelectCast Real-Time [           ] Module, Versions 1.0, 2.0 and 3.0
 supplied as object code.

 The sections below describe these software components. The development and
*installation of these components will be performed in [         ]. The schedule
*of implementation of the [          ] is shown in Section 2. The summary of
*functionality, by component, by [            ] is shown below in Figure 1.

*1.1     HNC SelectCast [            ] Learning Service Functional Description

*SelectCast [         ] Learning Service is a set of tasks and services provided by HNC to INFOSEEK in support of the INFOSEEK operation of the SelectCast system and is common to all implementation phases. This service will learn a
*set of [           ] given a [           ] provided by INFOSEEK to HNC. The
 Teaming operation will be performed at HNC's facilities in San Diego, CA. The results of the teaming process will be delivered to INFOSEEK in an electronic format compatible with the balance of the SelectCast system as outlined in
 Section 1 above. The specific tasks and actions associated with this service are as follows:

*1.  HNC will accept [                          ] from INFOSEEK to be used as
*part of the [            ] learning process.  This data will be provided as a
*UNIX tar tape of flat ASCII files.  This electronic [     ] may consist of
*[                                  ], and [                      ] and/or
*[                       ].

 2. If the volume of data is insufficient, HNC may, at its option, elect to augment this data set with "general knowledge" corpora to meet training volume requirements.

*3.  HNC will apply its patented [           ] learning algorithm to learn
*[                ] relationships based on the information provided by INFOSEEK for training purposes. HNC will perform testing to insure the quality of the
*resulting [                ].






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*4.  The resulting trained and tested [                ] set will be provided to
 INFOSEEK to provide the basis for operation of the balance of the SelectCast system as described in Section 1. This data will be provided to INFOSEEK as a UNIX tar tape.

 -----------------------------------------------------------------------------------------------------------------------------
*COMPONENT                       [        ]                    [    ]                         [    ]
 -----------------------------------------------------------------------------------------------------------------------------
*[           ]                 -Learns [                     -Learns [                       -Learns [
*Learning                            ] based on                     ] based on                      ] based on
 Service                        information contained in      information contained in       information contained in
*                               [          ]                  [          ]                   [          ]
 -----------------------------------------------------------------------------------------------------------------------------
*Analysis and                   -Transforms [                 -Transforms [                  -Transforms [
*Characterization                     ] of [            ]           ] of [             ]            ] of [             ]
*Module                         into a [           ]          into a [           ]            into a [           ]

                                -Creates and maintains         -Creates and maintains          -Creates and maintains
*                               [                ] database   [                ] database    [                ] database


                                                               -Correlates information         -Correlates information
*                                                              across [               ]       across [               ]
*                                                              and develops [                 and develops [
*                                                                           ]                                ]


                                                               -Generates effectiveness        -HNC acts as a service
                                                               metrics based on                bureau to build [
*                                                              analysis of [                      ]
*                                                               ] and produces
                                                               management reports
 -----------------------------------------------------------------------------------------------------------------------------








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
 -----------------------------------------------------------------------------------------------------------------------------
*[                     ]         -[      ] selection of         -[       ] selection of         -[       ] selection of
*Module                          best ad based on [             best ad based on [              best ad based on [
*                                               ] compared                     ]                                  ]
*                                to [
*                                ]                              -Develops and tracks            -Develops and tracks
                                                                user behavior profile           user behavior profile
*                                                               across [               ]        across [              ]

*                                                               -Exploits [                      -Exploits [
*                                                                     ] in serving process            ] in serving process


*                                                               -Produces [       ] for         -Produces log file for
                                                                off-line analysis               off-line analysis

*                                                                                               -Incorporates [
*                                                                                               ] into user profile and
                                                                                                serving process

                                                                                                -Utilizes results from [
*                                                                                                           ](s) in serving
*                                                                                               process
 -----------------------------------------------------------------------------------------------------------------------------

*                    FIGURE 1. [   ] BY [   ] BY [   ].











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1.2 HNC SelectCast Analysis and Characterization Module Functional Description.

 1.2.1 SelectCast Analysis and Characterization Module Version 1.0 Functional Description.

*The SelectCast Analysis and Characterization Module V1.0 transforms [        ],
*[   ] and [                 ] as [             ], into a context vector
*representation usable by the SelectCast Real-Time system. These [            ]
*are stored in a [               ] file that will provide the basis for
 real-time processing of the SelectCast system. The Version 1 system will be delivered as object code compatible with a mutually-agreeable version of the
*[        ] system. This module will provide the following functionality:

 1.  Provides a Graphical User Interface (GUI) that allows system operator to
*enter [                    ] of [       ] and [                        ].

*2.  Allows importing files of [                      ] of [       ] and
*[                        ] into the system.

*3.  Allows the association of [                   ] with the [
*       ] and associated [             ].  This [         ] will be used by
 INFOSEEK to generate dynamic advertising during real-time operation.

*4.  Stores [                        ], [                            ] and
*HNC-internal support information in a [                                  ] file
 for subsequent use by the real-time portion of the SelectCast system.

 5. Documentation to allow operation of this module by INFOSEEK personnel and describe the theory/concept of operations.

 1.2.2. SelectCast Analysis and Characterization Module Version 2.0 Functional Description

 The Version 2 SelectCast Analysis and Characterization Module will provide all the features contained in Version 1 plus a set of enhancements. Specific enhancements to be provided include:

*1.  [                        ] of [            ].

*2.  [       ] of [               ] of [                     ] across
*[                   ].

*3.  [                          ] and [                                       ]
 provided as a service by HNC.



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                                                                         PAGE 32

 4.   System performance calculations and management reports.

 5.   Updated documentation to reflect enhanced functionality.

*As part of Phase 2, HNC will provide to INFOSEEK SelectCast [           ] and
*[             ] to be included as part of the Version 2 functionality. The results of this analysis will be provided to INFOSEEK in electronic format compatible with the Version 2 SelectCast system. Additionally, a report
*documenting [          ] will be provided.

 The operating environment for Version 2 will be identical to Version 1 (i.e.
*[         ]).

 1.2.3 SelectCast Analysis and Characterization Module Version 3.0 Functional Description

 The Version 3 SelectCast Analysis and Characterization Module will provide all the features contained in Version 1 and Version 2 plus a set of enhancements. Specific enhancements to be provided include:

*1.  [                 ] of [            ] based on [            ] and
*[                 ].

 2.   Enhanced system performance calculations and management reports.

 3.   Updated documentation to reflect all enhanced functionality.

*As part of Phase 3, HNC will build INFOSEEK SelectCast [           ] to be
 included as part of the Version 3 functionality. The process of building a
*SelectCast [           ] is called training because a [           ] training
 process is used to determine the numerical parameters used in a SelectCast
*[           ]. As part of this process, INFOSEEK will supply to HNC the source
*data required to build these [         ]. The exact content and format of this
 data will be defined as part of the Version 3) project definition process.
*The results of the [           ] operation will be provided to INFOSEEK in
 electronic format for incorporation as part of SelectCast realtime operation.
*New [         ] will be constructed from time to time as mutually agreed upon and determined by measured system performance.

 It is expected the model development services will conform to schedule shown in
*Figure 4, subject to delivery of a mutually agreed upon complete [       ]
*development dataset by INFOSEEK. The [           ] development dataset will
*comprise no less than [             ] of [           ] and [           ] plus
 other information to be identified during the development of the Version 3
*system requirements. This data will be augmented with [         ] data and
*[           ] information. [           ] developed by HNC will be delivered in
 an electronic format compatible with the SelectCast real-time system.

 Unless mutually agreed otherwise, the operating environment for Version 3 will
*be identical to Version 2 (i.e. [          ].






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                                                                         PAGE 33

*1.3     SelectCast Real-Time [          ] Module Functional Description.

*The SelectCast Manage Real-Time [       ] Module provides the [       ] to
*[       ] the [       ] by the [       ] as [          ] of [       ] of
*[       ]. This module will be provided as a [       ] task that will act as a
 server to the INFOSEEK system acting as a client. Communication between client
*and server will be via an API [       ] (or other mutually agreed upon method).

*1.3.1   SelectCast Real-Time [           ] Module Version l.0 Functional
 Description

*The SelectCast Real-Time [         ] Module Version 1.0 server will provide
*capability to perform [        ] of [         ] to be offered to the user based
*on [         ] of [         ] to a dataset of advertising represented as
*[        ]. In this role, the server will be presented with the [         ] and
*the will respond to the client with the INFOSEEK [        ] to be presented to
 the user. Mechanism to invoke, control and terminate this server shall be provided. Additionally, documentation of the operation, controls and features of this module will be provided. This server will be provided as object code
*compatible with a mutually agreeable version of the [        ] operating system
*to execute on an INFOSEEK-provided [         ] workstation with a minimum of
*[         ] of [         ] and [         ] of [         ].

*1.3.2   SelectCast Real-Time [            ] Module Version 2.0 Functional
 Description

*The Version 2 SelectCast Real-Time [         ] Module will provide all the
 features contained in Version 1 plus a set of enhancements. Specific enhancements to be provided include:

*1.  Develop and track of [                 ] of [            ] across
*[                ] and providing a [                          ] for improving
*selectivity and precision of [                   ] served.

*2. Utilize relationships derived from analysis of [         ] performed by the
*Version 2 Analysis and Characterization Module. These user [         ] will be
 incorporated in the serving process to improve selectivity and precision of
*[         ] served.

*3.  Produce [        ] of [                        ] to be used as
*[                         ].  This information will provide the basis for
*[                           ] to be provided by the Version 2 Analysis and
*Characterization Module. [            ] shall not be disclosed.

 4.   Updated documentation to reflect enhanced functionality.

*1.3.3   SelectCast Real-Time [            ] Module Version 3.0 Functional
 Description

*The Version 3 SelectCast Real-Time [     ] Module will provide all the features
 contained in Version 1 and Version 2 plus a set of enhancements. Specific enhancements to be provided include:

*1.  Incorporate [                        ] of served material into the
*[                        ].

*2.  Utilize [              ] parameters derived by the Version 3 Analysis and
 Characterization Module.

*3.  Produce enhanced [                                    ] to be used as input
*to [                ] and [
*             ].  This information will provide the basis for server
*effectiveness metrics and improved [                        ].



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                                                                         PAGE 34
            to be provided by the Version 3 Analysis and Characterization Module

 4.   Updated documentation to reflect enhanced functionality.

 2.   Customization and Installation Schedule

 INFOSEEK and HNC agree that the HNC software will be customized for INFOSEEK
*and installed in [                 ] implemented as software versions
*implemented [                     ]. Prior to the start of software development
 of each version, HNC shall provide to INFOSEEK a time and materials cost estimate for that phase of the development. The parties agree to cooperate to meet mutually-agreeable cost goals. In addition, the parties agree that in some cases development will require modification or enhancements to existing
*INFOSEEK software. The parties will work together on each of the [          ],
 generally described below. The version descriptions and functionality may require amendments after the execution of this Agreement. The parties will
*jointly describe any changes to the [         ] and [         ] as well as
*determine when to begin development on [         ].

*2.1     SelectCast Version [        ]-Estimated Schedule and Milestones

 Note:    The Target Dates below are estimates and are linked to the signing of the contractual agreement. The schedule for customization and installation is provided below in Figure 2.

 ========================================================================================================================
*[   ]   [   ]             [   ]             [   ]             [   ]             [   ]            [     ]
                      ===================================================================================================
*                     [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ========================================================================================================================

*                  FIGURE 2. VERSION [   ] SCHEDULE AND MILESTONES.

*2.2  SELECTCAST VERSION [       ] - ESTIMATED SCHEDULE AND MILESTONES

 Note:   The Target Dates below are estimates and are linked to the start of the
*Version [     ] effort.  The schedule for customization and installation is provided below in Figure 3.




- --------------------
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 For Redacted Portion

 ========================================================================================================================
*[   ]   [   ]             [   ]             [   ]             [   ]             [   ]            [     ]
                      ===================================================================================================
*                     [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ========================================================================================================================

*                 FIGURE 3. VERSION [     ] SCHEDULE AND MILESTONES.

*2.3 SelectCast Version [        ] - Estimated Schedule and Milestones

 Note: The Target Dates below are estimates and are linked to the start of the
*Version [   ] effort. The schedule for customization and installation is provided below in Figure 4.

 =========================================================================================================================
*[   ]   [   ]             [   ]             [   ]             [   ]             [   ]            [     ]
                      ===================================================================================================
*                     [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 ------------------------------------------------------------------------------------------------------------------------
*[   ]   [        ]
 =========================================================================================================================



 -------------------------
 *Confidential Treatment Requested
  For Redacted Portion

- --------------------------------------------------------------------------------
* [  ]     [                    ]
- --------------------------------------------------------------------------------
* [  ]     [                     ]
- --------------------------------------------------------------------------------
* [  ]     [        ]
- --------------------------------------------------------------------------------
* [  ]     [    ]
- --------------------------------------------------------------------------------
* [  ]     [               ]
================================================================================

*               FIGURE 4. VERSION [  ] SCHEDULE AND MILESTONES.

 3.   Software Acceptance Criteria and Testing

 3.1  Criteria

 HNC agrees to test the HNC Software as installed on the INFOSEEK system to detect and remedy material malfunctions. Such testing shall be designed to discover material defects that might prevent proper operation of the HNC Software in the INFOSEEK system environment. This testing will be performed as part of mutually agreed upon software acceptance test criteria. The criteria will be defined by version by module with the definition of the criteria to occur during the requirements definition portion of each phase. It is expected that the software acceptance test will contain, as a minimum, the following criteria:

 1.   Throughput rate in terms of transactions per second.

*2.  Method for establishment of a performance baseline for [              ]
 precision.









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                                                                         PAGE 37

*3.  SelectCast precision of [         ] over baseline performance in terms of
 false positive selections.

 Other criteria, as appropriate, may be defined as part of the requirements analysis process for each phase.

 3.2 Testing

 Testing will be conducted in three steps:

 1. A factory test shall be performed to establish the correct operation of the specific version of the SelectCast system relative to the agreed upon requirements for that version. This test will verify correct API behavior between the client and server and will verify the responses for a fixed set of
*test data consisting of a sample of [            ].

 2. An installation test shall be performed to establish the correct operation of the SelectCast system in the INFOSEEK environment. In this test, the test data set utilized for the factory test will be submitted to the SelectCast system. The results will be logged and compared to the results of the factory test. The SelectCast system shall be deemed operational if the results are identical.

 3. A performance test suite shall be developed to assess the precision and throughput of the SelectCast system in the INFOSEEK environment. This set of tests and the data to be used for the test will be mutually agreed upon. INFOSEEK should be aware that a set of relevance judgments, provided by INFOSEEK, will be required to test precision of the SelectCast system. These judgments necessarily will be produced as a result of human intellectual effort and, ad such, will require expenditure of labor hours. These relevance judgments can be captured in a database for re-use, thus minimizing recurring costs. However, the setup costs will remain. It is anticipated that the planning for the development of this testing data set will be performed during the requirements and planning portion of each phase. The actual testing will be performed first at HNC as part of the software customization process, then again at INFOSEEK to complete the testing process.






- -------------------------
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                                                                         PAGE 38

                                    EXHIBIT B
                         FORM OF ACCEPTANCE CERTIFICATE

     This Acceptance Certificate has been executed this       day of
                , 19 , by authorized representatives of HNC Software Inc., a Delaware corporation ("HNC") and Infoseek Corporation, a Delaware corporation ("INFOSEEK") under a certain License and Software Distribution Agreement dated
                     , 1996, between HNC and INFOSEEK.

RNC Software:

Date of INFOSEEK's Acceptance:

Conditional Acceptance by INFOSEEK (if applicable):

Requirements for Final Acceptance by INFOSEEK:
                                              ----------------------------------

INFOSEEK hereby accepts [OR (IF SO INDICATED ABOVE) CONDITIONALLY ACCEPTS] the HNC Software described above effective as of the day and date first written above.

INFOSEEK CORPORATION                        HNC SOFTWARE INC.

By:                                         By:
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------

                                    EXHIBIT C

*                            INFOSEEK [       ] CONTRACT

*1.      INFOSEEK [    ] to INFOSEEK [                                    ].
*INFOSEEK [                                                            ],
 whether by operation of law or otherwise, except as specifically set forth in
*this Contract and except that it [                                     ].
*INFOSEEK [                                                   ].  The terms
*must inform the INFOSEEK [                                                 ].

*2.      INFOSEEK [        ] acknowledges that the HNC Software is copyrighted
 and is the sole and exclusive property of HNC Software Inc. No right, title, or interest in or to the HNC Software (including any right, title or interest in or to any patent, copyright, trademark, or other Intellectual Property or
*proprietary rights in or related to the HNC Software), [         ], is
*transferred from INFOSEEK [          ]. Title to and ownership of the HNC
 Software shall remain exclusively with HNC and its licensors (if any). INFOSEEK
*[         ] appearing on the HNC Software.

*3.      The HNC Software [                           ], and to protect them,
*INFOSEEK Client agrees not to [                        ].  Except as otherwise
*provided in this Contract, INFOSEEK [                      ].

*4.      The INFOSEEK [                                         ] only.
*INFOSEEK [                                                              ].
 INFOSEEK Client shall reproduce all copyright and proprietary notices on the
*HNC Software in their exact form [               ].  Upon INFOSEEK's request,
*INFOSEEK [    ] shall inform INFOSEEK of the [                             ].

*5.      HNC and its licensors (if any) [

* ], whether or not HNC or anyone else has been advised of the possibility of such damages.

*6.      INFOSEEK [                               ] Contract if: (a) INFOSEEK
*[                                                                       ] and
*does not cure [   ] after notice thereof by INFOSEEK or HNC; or (b) INFOSEEK
*[               ] contained in this Contract and [            ] after notice
*thereof by INFOSEEK or HNC. If INFOSEEK [           ], INFOSEEK may terminate
*INFOSEEK [             ] Contract and require INFOSEEK [            ].












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                                                                         PAGE 40

                           TECHNOLOGY ESCROW AGREEMENT

         This Technology Escrow Agreement, including any exhibits (this "AGREEMENT"), is effective this _________ day of ____________________, 1996 by and between Data Securities International, Inc., a Delaware corporation ("DSI"), HNC Software Inc., a Delaware corporation ("DEPOSITOR") and Infoseek Corporation, a Delaware corporation ("USER").

WHEREAS, Depositor has deposited or will deposit with DST, for the benefit of User, the related proprietary data to provide for retention and controlled access under the conditions specified;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. DEPOSIT ACCOUNT. Following the execution and delivery of this Agreement and the payment of the first-year escrow fee to DST, DST shall open a SAFE deposit account (the "DEPOSIT ACCOUNT") for Depositor and User. The opening of the account means that DST shall establish an account ledger in the name of Depositor and User, calendar renewal notices to be sent to Depositor and User as provided in Section 6, and request the deposit materials (the "DEPOSIT") from Depositor until a Deposit is received. Unless and until Depositor makes the Deposit with DST, DST shall have no further obligation to Depositor and User except as defined by this Section. Depositor and User agree to designate one individual at each organization to receive notices from DST and to act on behalf of Depositor and User in relation to the performance of their obligations as set forth in this Agreement and to notify DST immediately in the event of any change from one designated representative to another in the manner stipulated in Exhibit A.

2. EXHIBIT B. Depositor must submit material to DST for retention and administration in the Deposit Account, together with a completed document describing the Deposit called a "Description of Deposit Materials," hereinafter referred to as an Exhibit B. Each Exhibit B should be signed by Depositor prior to submittal to DST and will be signed by DST upon completion of the Deposit inspection.

3. DEPOSIT INSPECTION. Upon receipt of an Exhibit B and the Deposit, DST will visually match the listed items on the Exhibit B to the labeling of the material (the "DEPOSIT INSPECTION"). DST will not be responsible for the contents or for validating the accuracy of Depositor's labeling. Acceptance will occur when DST concludes that the Deposit Inspection is complete. Upon acceptance, DST will sign the Exhibit B, assign the next sequential number to the Exhibit B and provide a copy of Exhibit B to Depositor and User.

4. DEPOSIT OBLIGATIONS OF CONFIDENTIALITY. DST agrees to establish a locked receptacle in which it shall place the Deposit and shall put the receptacle under the administration of one or more of its officers, selected by DST, whose identity shall be available to Depositor and User at all times. DST shall exercise a professional level of care in carrying out the terms of this Agreement. DST acknowledges Depositor's assertion that the Deposit shall contain proprietary data and that DST has an obligation to preserve and protect the confidentiality of the Deposit Except as provided for in this Agreement, DST agrees that DST shall not divulge, disclose, make available to third parties or make any use whatsoever of the Deposit.

5. DEPOSIT DEPOSITION AFTER EXPIRY. Upon nonrenewal or termination of this Agreement by HNC pursuant to Section 16.2, 16.3 or 14.2, if Depositor requests the return of the Deposit, DST shall return the Deposit to Depositor only after receiving from User an affidavit ("USER'S AFFIDAVIT") authorizing such return and all outstanding invoices and the Deposit return fees are paid. If the fee(s) are not received by the anniversary date of this Agreement, DST may destroy the Deposit, provided that Depositor has given User notice and an opportunity to pay the fees.

6. TERM OF AGREEMENT. This Agreement will have an initial term of one (1) year, commencing on the effective date. This Agreement may be renewed for additional one (1) year periods upon receipt by DSI of the specified renewal fees prior to the last day of the term (the "EXPIRATION DATE"). DSI will give notices of the need to renew the term of this Agreement to Depositor and User at least sixty (60) days prior to the scheduled Expiration Date of the then-current term. In the event that renewal fees are not received thirty (30) days prior to the Expiration Date, DSI shall so notify Depositor and User. If the renewal fees are not received from either party by the Expiration Date, DSI may terminate this Agreement without further notice and without liability of DSI to Depositor or User.

7. RELEASE OF DEPOSIT COPY TO USER. Upon the occurrence of a "TRIGGERING EVENT" as defined in Section 17.2 of that certain License and Software Distribution Agreement regarding Depositor's "SelectCast(TM)" software entered into between Depositor and User on ___________________, 1996, (the "LICENSE AGREEMENT"). User shall provide DSI with a User's Affidavit setting forth the facts associated with the occurrence of such Triggering Event, as defined in the License Agreement, entitling User to receive a copy of the Deposit. DSI shall notify Depositor by certified mail or commercial express mail service of its receipt of such User's Affidavit and shall concurrently provide Depositor with a copy of the User's Affidavit. If DSI does not receive a letter from Depositor contesting release of the Deposit to User within ten (10) days after the mailing of the User's Affidavit to Depositor, then DSI shall furnish one copy of the Deposit to User, who may use such Deposit only as permitted by the provisions of
Section 17 of the License Agreement. If Depositor does contest the release leading to a dispute between the parties, the Dispute provision set forth in
Section 11 shall be carried out.

8. OTHER THIRD PARTIES. DSI shall have no obligation to any other third party.

9. VERIFICATION RIGHTS. If requested by this User, Depositor grants to DSI the right to verify the Deposit for accuracy, completeness and sufficiency. Depositor hereby also permits DSI to verify, audit, and inspect the proprietary materials to be held or held in deposit to confirm the quality of the proprietary materials for the benefit of the User. Upon request by Depositor, DSI will issue a copy of the verification results to Depositor.

In the event that the User has separately retained DSI to perform verification of the Deposit, Depositor agrees to cooperate with DSI and make reasonably available any technical and support personnel necessary for DSI to perform verification of the Deposit.

Depositor hereby grants DSI the permission to release to User information pertaining to directory lists and/or table of contents of computer media, manuals, schematics, and manufacturing documents. Depositor grants to DSI the permission to release to User copies of any executables or object code modules prepared by DSI during its "Load and Compile" validation level solely for the purposes of determining the content and quality of the Deposit.

If requested by User, Depositor agrees to permit one employee of User to be present at Depositor's facility and to observe the compilation or verification of the material to be deposited by Depositor.

10. INDEMNIFICATION. Depositor and User agree to defend and indemnify DSI and hold DSI harmless from and against any and all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees and other expenses of any nature (including, without limitation, settlement costs) incurred by DSI as a result of performance of this Agreement except in the event of a judgment which specifies that DSI acted with gross negligence or willful misconduct.

11. DISPUTES. In the event of a dispute as to which this section applies, DSI shall so notify Depositor and User in writing. Such dispute will be settled by arbitration (which arbitration shall be binding for purposes of this Agreement only) as follows: (a) the parties shall each select one independent arbitrator within ten (10) days, (b) such arbitrators shall select in good faith a third arbitrator within five (5) days, (c) each party will have one (1) day to present its case (presentation shall be made on a date selected by the arbitrators which shall be at least five (5) and no more than fifteen (15) days after selection of the third arbitrator), (d) the arbitrators shall have ten (10) days from completion of such presentation to render their decision (the decision of a majority of the arbitrators will be deemed the decision of the arbitrators), (e) if one party fails to timely appoint an arbitrator, the arbitration shall be conducted solely by the other party's arbitrator, and (f) such arbitration shall be informal and need not conform to AAA or other established procedures. Unless otherwise agreed to by Depositor and User, arbitration will take place at a site selected by the arbitrators.

12.   GENERAL.

      (a) Reliance on Instructions. DSI may act in reliance upon any written instruction, instruments, or signature believed to be genuine and may assume that any person giving any written notice, request, advice or instruction in connection with or relating to this Agreement has been duly authorized to do so. DSI is not responsible for failure to fulfill its obligations under this Agreement due to causes beyond DSI's control.

      (b) Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of California.

      (c) Notices. Notices to Depositor, User and DSI should be sent to the parties at the addresses identified in the attached Exhibit A.

      (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties.

      (e) Severability. If any provision of this Agreement is held by any court to be invalid or unenforceable, that provision will be severed from this Agreement and any remaining provisions will continue in full force.

13. FEES. All Fees hereunder shall be the sole responsibility and obligation of User. Fees are due upon receipt of signed contracts, receipt of Deposit materials or when service is requested, whichever is earliest. All service fees will be due in full at the time of the request for service. Renewal fees will be due in full upon the receipt of invoice unless otherwise specified by the invoice. If invoiced fees are not paid within sixty (60) days of receipt of invoice, DSI may terminate this Agreement. If the payment is not timely received by DSI, DSI shall have the right to accrue and collect interest at the rate of 1/2% per month (18% per annum) from the date of the invoice for all late payments.

      All service fees and renewal fees will be those specified in DSI's Standard Fee and Services Schedule in effect at the time of renewal or request for service, except as otherwise agreed. For any increase in DSI's standard fees, DSI shall notify User at least ninety (90) days prior to the renewal of this Agreement. For any services not listed on the Fee and Services Schedule, DSI shall provide a quote prior to rendering such service.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf as of the day and year first above written.

DATA SECURITIES INTERNATIONAL, INC.         HNC SOFTWARE INC. ("DEPOSITOR")
("DSI")

                                            By:
                                               ---------------------------------
By:
   --------------------------------
                                            ------------------------------------
                                                       (Print Name)
- -----------------------------------
            (Print Name)

                                            Title:
                                                  ------------------------------
Title:
      -----------------------------

INFOSEEK CORPORATION ("USER")

By:
   --------------------------------


- -----------------------------------
            (Print Name)

Title:
      -----------------------------

                                    EXHIBIT A

                        SAFE TECHNOLOGY ESCROW AGREEMENT

                         ACCOUNT NUMBER
                                        ----------------
                    DESIGNATED REPRESENTATIVES AND LOCATIONS

Notices to Depositor and User regarding Agreement terms and conditions should be addressed to:

Depositor:   HNC Software Inc.
Address:     5930 Cornerstone Court West
             San Diego, CA 92121-3728

Depositor's
Designated
representative:
               -----------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
Facsimile:
          ----------------------------------------------------------------------

User:        Infoseek Corporation
             2620 Augustine Drive, Suite 250
             Santa Clara, CA 95054

User's
Designated
representative:
               -----------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
Facsimile:
          ----------------------------------------------------------------------

All requests from Depositor to User to change the designated representative must be given in writing an signed by the designated representative or an authorized member of Depositor or User, as the case may be.

Contracts, Deposits and official notifications to DSI should be addressed to:

Data Securities International, Inc.
Suite 220
6165 Greenwich Drive
San Diego, CA 92122

Attention: Contract Administration

Telephone: (619) 457-5199
Facsimile: (619) 457-4252


Invoice inquiries and remittance of fees to DSI should be addressed to:

Data Securities International, Inc.
Suite 550
49 Stevenson Street
San Francisco, CA 94105

Attention: Accounts Receivable

Telephone: (415) 541-9013
Facsimile: (415) 541-9424

OBLIGATIONS

Depositor, pursuant to a Technology Escrow Agreement (the "Agreement"), hereby deposits the Deposit Material into the Deposit Account by transferring it to Data Securities International, Inc. ("DSI"). DSI is obligated to hold the Deposit Material as called for in this Agreement between the parties and, among other things, not to disclose, divulge or otherwise make the Deposit Material available, except as permitted by the Agreement.

DEFINITIONS

The Initial Deposit will consist of all material initially supplied by Depositor to DSI.

The Supplemental Deposit is Deposit Material which is to be added to the Deposit Account.

The Replacement Deposit is Deposit Material which is to replace existing Deposit Material as identified by any one or more Exhibit B(s) in the Deposit Account.

DEPOSIT INSPECTION

Upon receipt of an Exhibit B and Deposit Material, DSI will be responsible only for reasonably matching the labeling of the materials to the item descriptions listed on the Exhibit B and validating the count of the materials to the quantity listed on the Exhibit B. DSI will not be responsible for any other claims made by the Depositor on the Exhibit B.

DEPOSIT ACCEPTANCE

Deposit Acceptance will occur when DSI concludes that the Deposit Material Inspection is complete. Upon Deposit Acceptance, DSI will sign the Exhibit B and assign it the next Exhibit B number and issue a copy of the Exhibit B to Depositor and User within 10 days. If no Deposit Type is checked on the reverse by Depositor, the Deposit Material will be deemed to be an Initial or Supplemental Deposit.

WARRANTY BY DEPOSITOR

Deposit Material will be proprietary data, typically deposited on computer magnetic media and other related materials of Depositor.

Depositor represents and warrants that it lawfully possesses all Deposit Material, can transfer Deposit Material to DSI and has the authority to store Deposit Material in accordance with the terms of this Agreement.

AMENDMENT

This Document acts as an Amendment if one is called for.

                                    EXHIBIT B

                         DESCRIPTION OF DEPOSIT MATERIAL

Deposit Account Number
                      ----------------------------------------------------------

Depositor Company Name
                      ----------------------------------------------------------

DEPOSIT TYPE:        Initial           Supplemental        Replacement       If
             -------        ----------             -------
Replacement:      Destroy Deposit        Return Deposit
            -----                -------

ENVIRONMENT

Host System CPU/OS                          Version Backup
                  ------------------------                 ---------------------
Source System CPU/OS                        Version Compiler
                    ----------------------                  --------------------

Special Instructions:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DEPOSIT MATERIAL:

Exhibit B Name:                                     Version
               --------------------                        ---------------------

Item Label Description                 Media                           Quantity
- ----------------------                 -----                           --------







For Depositor, I certify that the above-described Deposit Material was sent to DSI:



By:
    ----------------------------------------


Print Name
           ---------------------------------


Date
     ---------------------------------------


For DSI, I received the above-described
Deposit Material subject to the terms on the reverse side of this Exhibit.



By:
   ------------------------------------------


Print Name
          -----------------------------------


Date of Accepance
                 ----------------------------